                                  SCHEDULE 14C
                                 (Rule 14c-101)
                  Information Required in Information Statement

                            Schedule 14C Information

   Information Statement Pursuant to Section 14(c) of the Securities Exchange
                                  Act of 1934
                               (Amendment No.___)

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]  Preliminary Information Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))
[X]  Definitive Information Statement

                              Xpedior Incorporated
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
  (Name of Person(s) Filing Information Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.
    1) Title of each class of securities to which transaction applies:

    ----------------------------------------------------------------------------
    2) Aggregate number of securities to which transaction applies:

    ----------------------------------------------------------------------------
    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

    ----------------------------------------------------------------------------
    4) Proposed maximum aggregate value of transaction:

       -------------------------------------------------------------------------
    5) Total fee paid:

       -------------------------------------------------------------------------

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1) Amount Previously Paid:

    ----------------------------------------------------------------------------
    2) Form, Schedule or Registration Statement No.:

    ----------------------------------------------------------------------------
    3) Filing Party:

    ----------------------------------------------------------------------------
    4) Date Filed:

    ----------------------------------------------------------------------------

                              XPEDIOR INCORPORATED
                            ONE NORTH FRANKLIN STREET
                                   SUITE 1500
                             CHICAGO, ILLINOIS 60606

                       NOTICE OF ACTION BY WRITTEN CONSENT

TO THE STOCKHOLDERS:

     The Board of Directors of Xpedior Incorporated has approved (1) the issuance of shares of Xpedior's Series A Preferred Stock upon conversion of a $50 million Convertible Note issued to PSINet Inc., and the issuance of shares of common stock of Xpedior in payment of interest on the Convertible Note and in payment of dividends on, and upon the conversion of, the Series A Preferred Stock, (2) an amendment to Xpedior's amended and restated certificate of incorporation to permit holders of the Series A Preferred Stock to call special meetings of the stockholders, (3) an amendment to Xpedior's amended and restated certificate of incorporation to eliminate the provision that prohibits Xpedior from issuing or selling any capital stock of Xpedior other than pursuant to its Stock Incentive Plan without the consent of the holders of a majority of the voting stock of Xpedior, (4) the issuance of shares of common stock of Xpedior upon the conversion of 7% Convertible Subordinated Promissory Notes due 2002 issued by Xpedior in connection with the acquisition of Kinderhook Systems, Inc. and (5) the adoption of an employee stock purchase plan. Pursuant to Delaware state law, we have obtained the written consent of our principal stockholder beneficially owing more than 50% of our common stock approving these actions.

     Your consent is not required and is not being solicited in connection with these actions. Pursuant to Section 228 of the Delaware General Corporation Law, we are providing you with notice of approval of action by less than unanimous consent of Xpedior stockholders. The enclosed information statement is being provided to you for your information to comply with the requirements of the Securities Exchange Act of 1934, as amended.

     These actions will be effective 20 days after mailing this notice and enclosed information statement to stockholders.

                                         By Order of the Board of Directors


                                         Caesar J. Belbel
                                         Senior Vice President, General Counsel
                                         and Secretary

Boston, Massachusetts
September 26, 2000

                              XPEDIOR INCORPORATED
                            ONE NORTH FRANKLIN STREET
                                   SUITE 1500
                             CHICAGO, ILLINOIS 60606

                              INFORMATION STATEMENT

                                TABLE OF CONTENTS

GENERAL INFORMATION.....................................................   1
ITEM (1)................................................................   3
ITEM (2)................................................................   6
ITEM (3)................................................................   6
ITEM (4)................................................................   7
ITEM (5)................................................................  15
RELATED INFORMATION.....................................................  15
SHAREHOLDER PROPOSALS...................................................  16

                               GENERAL INFORMATION

     This information statement, which is first being mailed on or about September 26, 2000, is distributed in connection with certain actions taken by written consent of PSINet Consulting Solutions Holdings, Inc. ("PSINET CONSULTING"), formerly known as Metamor Worldwide, Inc., the majority shareholder of Xpedior Incorporated (the "COMPANY" or "XPEDIOR"), which will be effective on or about October 16, 2000, all as more fully described below. THIS DOCUMENT IS REQUIRED UNDER THE FEDERAL SECURITIES LAWS AND IS PROVIDED SOLELY FOR YOUR INFORMATION. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

     The Board of Directors of Xpedior has established June 12, 2000 as the record date (the "INITIAL RECORD DATE") for determining the number of shares required to consent to the actions described in Items 1 and 2 below and the stockholders entitled to receive notice of such consent and this information statement. The Board of Directors has established August 28, 2000 as the record date (the "SECOND RECORD DATE") for determining the number of shares required to consent to the actions described in Items 3, 4 and 5 below and the stockholders entitled to receive this information statement in connection therewith. On the Initial Record Date the number of outstanding shares of common stock, $0.01 par value per share (the "COMMON STOCK") of Xpedior was 50,000,000. On the Second Record Date the number of outstanding shares of Common Stock was 50,490,250. To Xpedior's knowledge, on June 30, 2000, the directors and executive officers of the Xpedior owned less than 1% of the outstanding shares of Common Stock. Information concerning stockholders who were known to be the beneficial owners of more than 5% of the shares of Common Stock as of June 30, 2000 is as follows:

 NAME AND ADDRESS OF           NUMBER OF SHARES OF COMMON   PERCENT OF COMPANY'S
 BENEFICIAL OWNER              STOCK BENEFICIALLY OWNED     COMMON STOCK
 -------------------           --------------------------   --------------------

 PSINet Consulting Solutions   40,005,048                   80%
 Holdings, Inc.
 4400 Post Oak Parkway
 Suite 1100
 Houston, Texas  77027

 PSINet Inc.                   40,005,048(1)                80%
 44983 Knoll Square
 Ashburn, Virginia 20147



-----------
(1) PSINet Inc. became the indirect beneficial owner of the Common Stock beneficially owned by PSINet Consulting Solutions Holding, Inc. when it acquired PSINet Consulting on June 15, 2000, as described below.

     As described more fully below, the Board of Directors and our principal stockholder beneficially owning more than 50% of our outstanding common stock have approved the following matters:

Item (1) The issuance of 1,000,000 shares of Series A 8 1/2% Cumulative Convertible Preferred Stock ("SERIES A PREFERRED STOCK") of the Company to PSINet Inc. ("PSINET") upon the conversion of a $50 million convertible note issued by Xpedior to PSINet on June 15, 2000 (the "CONVERTIBLE NOTE") and the issuance of shares of Common Stock in payment of interest on the Convertible Note and dividends on, and upon conversion of, the Series A Preferred Stock.

Item (2)  An amendment to our Amended and Restated Certificate of
          Incorporation (the "CERTIFICATE OF INCORPORATION") to permit holders of the Series A Preferred Stock to call special meetings of the holders of Series A Preferred Stock.

Item (3)  An amendment to the Certificate of Incorporation to eliminate
          Article Thirteenth which prohibits us, for so long as PSINet Consulting is the holder of record of a majority of the voting stock of the Company on a per vote basis, from issuing or selling any of our capital stock, other than pursuant to our Stock Incentive Plan without the consent of the holders of a majority of the voting stock of Xpedior.

Item (4) The adoption of an employee stock purchase plan (the "EMPLOYEE STOCK PURCHASE PLAN").


Item (5) The issuance of 508,417 shares of Common Stock upon the conversion of convertible notes issued in connection with our acquisition of Kinderhook Systems, Inc. in September 1999.

     The Certificate of Incorporation requires the approval of the holders of a majority of the voting stock of the Company for the issuance and sale of any capital stock of the Company, other than pursuant to our Stock Incentive Plan, prior to the first date on which PSINet Consulting is not the holder of record of a majority of the outstanding voting stock of the Company (the "TRIGGER DATE"). The Certificate of Incorporation also provides that, prior to the Trigger Date, the Company may not amend the Certificate of Incorporation without the consent of a majority of the voting stock of the Company.

     The Board of Directors of Xpedior has approved Items (1) through (5) and, pursuant to the Delaware General Corporation Law, we have obtained the requisite written consent from our principal stockholder beneficially owning more than 50% of the outstanding Common Stock with respect to Items (1) through (5). Other than this written consent, no further action by stockholders is necessary to approve Items (1) through (5) and no such approval will be sought. This information statement constitutes the notice of corporate action without meeting required by Section 228(d) of the Delaware General Corporate Law. These actions will be effective 20 days after mailing this notice and information statement to stockholders.

                                    ITEM (1)

                         ISSUANCE OF 1,000,000 SHARES OF
              SERIES A PREFERRED STOCK TO PSINET INC. AND ISSUANCE
         OF SHARES OF COMMON STOCK IN PAYMENT OF INTEREST ON CONVERTIBLE
                     NOTE, DIVIDENDS ON AND UPON CONVERSION
                           OF SERIES A PREFERRED STOCK

     Xpedior has issued a $50 million Convertible Note to PSINet. The Convertible Note will automatically convert into 1,000,000 shares of Series A Preferred Stock 20 days after the mailing of this information statement to stockholders of Xpedior.

                          DESCRIPTION OF CAPITAL STOCK

     The Series A Preferred Stock has the rights and preferences described below and more fully set forth in the form of the Certificate of the Designations, Preferences and Relative, Participating, Optional and Other Special Rights and Qualifications, Limitations and Restrictions of the Series A Preferred Stock attached hereto as EXHIBIT A.

     DIVIDENDS. Cumulative dividends accrue on the Series A Preferred Stock at a rate of 8 1/2% per annum. Xpedior has the option of paying dividends on the Series A Preferred Stock in cash or shares of Common Stock, or any combination thereof. Xpedior may not pay dividends on the Series A Preferred Stock in shares of Common Stock, however, if, on the date on which the Board of Directors declares such dividend, one of the following conditions exists:

- there are an insufficient number of shares of Common Stock reserved for issuance or held as treasury stock for the payment of such dividends,

- the shares of Common Stock payable as a dividend on the Series A Preferred Stock are not designated for quotation on the Nasdaq National Market or other applicable national exchange,

- the Company has failed to timely satisfy its obligations with respect to any conversion notice with respect to the conversion of shares of Series A Preferred Stock into Common Stock,

- the aggregate number of shares of Common Stock then held by holders of the Series A Preferred Stock which had been issued as a dividend on, or upon prior conversion of, the Series A Preferred Stock PLUS the aggregate number of Shares of Common Stock then issuable upon conversion of any shares of Series A Preferred Stock exceeds 7,500,000 prior to June 15, 2003 or 8,750,000 on or after June 15, 2003, or

- at any time prior to June 15, 2003, the five day average market price of the Common Stock on the date that the Board of Directors declares the dividend to be paid in shares of Common Stock is less than $10.00 per share (subject to adjustment for stock splits, reverse stock splits, recapitalizations and similar events).

     In order to pay dividends on the Series A Preferred Stock by issuance of shares of Common Stock, Xpedior must provide at least 30 days prior written notice of its intention to pay dividends in shares of Common Stock.

     If Xpedior is in default in the payment of dividends on the Series A Preferred Stock in an amount equal to six quarterly dividends, the size of the Board of Directors shall increase by two directors and the holders of the Series A Preferred Stock, voting separately as a class, shall have the right to elect such additional directors (the "PREFERRED STOCK DIRECTORS"), who shall serve as directors until the dividends in default are paid.

     CONVERSION. Shares of Series A Preferred Stock may be converted into shares of Common Stock at any time and from time to time at the option of the holders of such shares of Series A Preferred Stock. The number of shares of Common Stock into which shares of Series A Preferred Stock shall convert is determined by multiplying the number of shares of Series A Preferred Stock being converted by the conversion ratio, which is a number calculated by dividing the stated value of a share of Series A Preferred Stock, $50.00, by the conversion price. The conversion price for each share of Series A Preferred Stock (the "CONVERSION PRICE") initially is $37.50. If the thirty day average market price of the Company's Common Stock on the first anniversary of the original issue date (the "ONE YEAR RESET PRICE") is less than the then effective Conversion Price, then on and after such first anniversary date the Conversion Price shall be adjusted to equal the One Year Reset Price. If the thirty day average market price of the Company's Common Stock on the second anniversary of the original issue date (the "TWO YEAR RESET PRICE") is less than the then effective Conversion Price, then on and after such second anniversary date the Conversion Price shall be adjusted to equal the Two Year Reset Price. If the thirty day average market price of the Company's Common Stock on the third anniversary of the original issue date (the "THREE YEAR RESET PRICE") is less than the then effective Conversion Price, then on and after such third anniversary date the Conversion Price shall be adjusted to equal 95% of the Three Year Reset Price. The Conversion Price for the Series A Preferred Stock will also be adjusted for issuances of stock dividends or certain distributions on shares of Common Stock, stock splits, combinations or reclassifications, and issuances of Common Stock at a price per share that is less than the five day average market price in effect immediately prior to such issuance or sale. In addition, if Xpedior issues rights and/or warrants to all of the holders of Common Stock as a class at any time while any shares of Series A Preferred Stock are outstanding, then PSINet shall receive the rights and/or warrants that it would have received if it had converted all of its shares of Series A Preferred Stock and if all dividends due but not paid on the Series A Preferred Stock had been paid in shares of Common Stock.

     Xpedior has the right to cause the conversion of all, but not less than all, of the then outstanding shares of Series A Preferred Stock into Common Stock if, at any time after June 15, 2001, the per share market value of the Common Stock for at least 30 consecutive trading days is greater than 225% of the Conversion Price then in effect and the average daily trading volume of the Common Stock on the Nasdaq National Market for such 30 consecutive trading days exceeds 100,000 shares (subject to applicable adjustments). Xpedior may not cause the conversion of the outstanding shares of Series A Preferred Stock into shares of Common Stock, however, if at the time Xpedior delivers a conversion notice to the holders of the Series A Preferred Stock or on the conversion date selected by Xpedior, the shares of Common Stock to be issued upon conversion of the Series A Preferred Stock have not been listed for trading on The Nasdaq National Market or other applicable national exchange and reserved for issuance by the Company.

     The holders of Series A Preferred Stock will not have any voting rights other than those provided by law or in the Certificate of Incorporation of Xpedior, except that Xpedior cannot take any of the following actions without the approval of the holders of two-thirds of the shares of Series A Preferred Stock outstanding at such time:

- alter or change the rights, preferences or privileges of the Series A Preferred Stock so as to affect adversely the Series A Preferred Stock as a class,

- create any new class or series of capital stock having a preference over the Series A Preferred Stock as to redemption, conversion, the payment of dividends or distribution of assets upon any liquidation, dissolution or winding up of Xpedior,

- increase the authorized number of shares of Series A Preferred Stock, or

-        issue any shares of Series A Preferred Stock.

     LIQUIDATION, ETC. Upon the liquidation, dissolution or winding-up of Xpedior, holders of the Series A Preferred Stock are entitled to receive out of the assets of Xpedior for each share of Series A Preferred Stock, $50.00 per share plus all accrued but unpaid dividends per share.

     So long as any shares of Series A Preferred Stock remain outstanding, Xpedior and its Subsidiaries are, with limited exceptions, prohibited from redeeming, purchasing or otherwise acquiring any Common Stock or other equity securities of Xpedior that are not on parity with the Series A Preferred Stock ("JUNIOR SECURITIES"), paying or declaring dividends or making distributions on any Junior Securities or setting aside or applying funds to the purchase, redemption or acquisition of Junior Securities.

     PSINet is permitted to transfer shares of Series A Preferred Stock to its affiliates and to affiliates of its affiliates, and PSINet and its affiliates may transfer shares of Series A Preferred Stock among themselves. Except for these permitted transfers, shares of Series A Preferred Stock may not be sold, hypothecated, transferred or otherwise conveyed by PSINet or its permitted transferee without the prior written consent of Xpedior.

                           DESCRIPTION OF TRANSACTION

     On June 15, 2000 PSINet acquired PSINet Consulting in an acquisition which was effected through the merger of a wholly-owned subsidiary of PSINet with and into PSINet Consulting (the "MERGER"). Stockholders of PSINet Consulting received 0.9 shares of PSINet common stock in exchange for each share of common stock of PSINet Consulting. Both before and after giving effect to the Merger, PSINet Consulting was the record and beneficial owner of 40,005,048, or 80%, of outstanding shares of Common Stock. As a result of the Merger, PSINet also became the beneficial owner of such shares of Common Stock. Xpedior used all of the proceeds from the issuance of the Convertible Note to PSINet for working capital and general corporate purposes and to repay intercompany debt owed to PSINet Consulting.

     The issuance of the Convertible Note to PSINet and the issuance of the Series A Preferred Stock upon conversion of the Convertible Note have not been registered under the Securities Act of 1933, as amended (the "SECURITIES ACT"), and are being conducted pursuant to an exemption from the registration requirements of the Securities Act. The Company and PSINet have entered into a Registration Rights Agreement dated as of June 15, 2000 pursuant to which PSINet may require that Xpedior file a registration statement and cause such registration statement to become effective with respect to the shares of Common Stock issued or issuable to holders of the Series A Preferred Stock in payment of interest upon the Convertible Note and dividends upon, or upon conversion of, Series A Preferred Stock.


                                    ITEM (2)

                                  AMENDMENT OF
                        AMENDED AND RESTATED CERTIFICATE
                    OF INCORPORATION OF XPEDIOR INCORPORATED

     Article Tenth of the Certificate of Incorporation states that special meetings of the stockholders, and any proposals to be considered at such meetings, may be called and proposed exclusively by the Board of Directors, and no stockholder may require the Board of Directors to call a special meeting of the common stockholders or to propose business at a special meeting of stockholders.

     As described above, the holders of the Series A Preferred Stock shall become entitled to elect two directors to the Board of Directors if Xpedior defaults in the payment of dividends upon the Series A Preferred Stock in an amount equal to six quarterly dividends. The amendments to the Certificate of Incorporation and an amendment to Xpedior's bylaws approved by the Board of Directors permit the holders of the Series A Preferred Stock to call a special meeting of the holders of the Series A Preferred Stock in order to elect such two directors.


                                    ITEM (3)

                              AMENDMENT OF AMENDED
                    AND RESTATED CERTIFICATE OF INCORPORATION
                             OF XPEDIOR INCORPORATED

     Article Thirteenth of the Certificate of Incorporation states that, prior to the Trigger Date, the Company may not issue or sell any capital stock other than pursuant to Xpedior's Stock Incentive Plan without the consent of the holders of a majority of the voting stock of Xpedior. The amendment to the Certificate of Incorporation eliminates this prohibition.

     In connection with this amendment, PSINet, PSINet Consulting and Xpedior have entered into an agreement dated as of September 12, 2000 that will become effective as of the date that the amendment to Article Thirteenth is effective (the "AGREEMENT"), which will prohibit the Company, subject to certain limited exceptions described below, for so long as PSINet is the direct or indirect record holder of a majority of the outstanding shares of the Company entitled to vote generally in the election of directors, calculated on a per vote basis from, without the prior written consent of PSINet, (a) issuing, delivering, selling or granting (i) any shares of capital stock of Xpedior, (ii) any security convertible into or exchangeable for any shares of capital stock of Xpedior, or (iii) any option, conversion right, exchange right or warrant obligating Xpedior to issue, deliver, sell or grant any shares of capital stock of Xpedior, or (b) entering into any other agreement or commitment of any nature whatsoever obligating Xpedior to issue, deliver, sell or grant any shares of capital stock of Xpedior. Pursuant to the Agreement, Xpedior may without PSINet's consent (a) issue shares of Common Stock in connection with acquisitions, subject to limitations on the number of shares issuable in connection with each individual acquisition and with all acquisitions in the aggregate and to certain other limitations, (b) issue, deliver, sell and/or grant shares of Common Stock or options to purchase shares of Common Stock pursuant to and in accordance with its Stock Incentive Plan and (c) issue, deliver, sell and/or grant up to 2,000,000 shares of common stock of Xpedior or options to purchase shares of Common Stock pursuant to and in accordance with the terms of the Employee Stock Purchase Plan. A copy of the Agreement is attached hereto as EXHIBIT B.


                                    ITEM (4)

                          EMPLOYEE STOCK PURCHASE PLAN

     The Board of Directors has approved an employee stock purchase plan (the "PLAN") pursuant to which employees of the Company, PSINet and designated subsidiaries of the Company (the "PARTICIPATING COMPANIES") may be granted options to purchase shares of Common Stock. A copy of the Plan is attached hereto as EXHIBIT C. The aggregate number of shares of Common Stock which may be sold pursuant to options granted under the Plan will not exceed 2,000,000 shares. On September 21, 2000, the closing price of the Common Stock on The Nasdaq National Market was $4.3125 per share.

     The Plan is designed to enable eligible employees to purchase shares of Common Stock at a discount through payroll deductions. All employees of the Participating Companies on August 1, 2000 and on each date that options are granted pursuant to the Plan, other than employees owning 5% or more of the Common Stock, are eligible to participate in the Plan. As of August 1, 2000 there were approximately 1,688 employees eligible to participate in the Plan. Purchases occur four times a year at the end of three-month option periods beginning on January 1, April 1, July 1 and October 1. The purchase price for Common Stock under the Purchase Plan is 85% of the lesser of the fair market value of the Common Stock at the beginning of the option period and the fair market value of the Common Stock at the end of the option period. Participants may elect under the Plan to have between 1% and 15% of their pay withheld and applied to the purchase of shares at the end of the option period. In no event, however, will a participant be granted an option under the Plan that permits the participant's rights to purchase Common Stock under the Plan to accrue at a rate which exceeds $25,000 of fair market value of Common Stock per calendar year. The Plan is administered by the Plan Committee of the Board of Directors.

     If a participant's employment with the Participating Company terminates, the participant's option to purchase shares for that period will be deemed canceled and the balance of the participant's payroll withholding account will be refunded. If a participant retires, dies or becomes disabled during an option period, the participant's option will be deemed canceled and the balance of his or her payroll withholding account refunded unless the participant or the participant's personal representative, as the case may be, elects to have such balance applied at the end of the period toward the purchase of shares of Common Stock to be delivered to the participant or the participant's personal representative, as the case may be.

     The following description of certain federal income tax consequences associated with participation in the Plan is based on the law as in effect on August 1, 2000. It does not purport to cover federal employment tax or other federal tax consequences that may be associated with the Plan, nor does it cover state, local or non-U.S. taxes.

     Under the Plan, no income is realized either upon the grant of an option at the beginning of an option period or upon the exercise of the option at the end of that period. If shares of Common Stock acquired upon exercise are disposed of within two years from the date of grant of the option, the participant realizes ordinary income at the time of disposition equal in general to the excess of the fair market value of the shares on the measurement date over the exercise price. A corresponding deduction is available to the Company. If shares acquired upon exercise are disposed of after the two-year period described above, or if the participant dies at any time while holding the shares, ordinary income is realized in an amount equal to the lesser of (i) 15% of the fair market value of the shares at the time the option was granted, or (ii) the excess of the fair market value of the shares at the time of disposition (or death) over the exercise price. No deduction is available to the Company for this amount. Any further gain is taxed as capital gain.


                             EXECUTIVE COMPENSATION

NAMED EXECUTIVE OFFICERS' COMPENSATION

     The following table sets forth, for the fiscal years ended December 31, 1998 and 1999, the annual compensation paid to the Company's Chief Executive Officer and to each of its four most highly compensated executive officers (the "Named Executive Officers").

                           SUMMARY COMPENSATION TABLE


                                                                                  LONG-TERM
                                                                             COMPENSATION AWARDS
                                                                          -------------------------
                                         ANNUAL COMPENSATION(1)           RESTRICTED     SECURITIES
                                    ---------------------------------       STOCK        UNDERLYING      ALL OTHER
NAME AND PRINCIPAL POSITION(S)      YEAR        SALARY          BONUS      AWARD(S)      OPTIONS(2)     COMPENSATION
------------------------------      ----        ------          -----      --------      ----------     ------------

David N. Campbell
 Chief Executive Officer            1999      $113,014(3)     $140,118     50,000(4)      1,000,000       $85,000(5)

Eugene Rooney                       1999       162,500          81,250         --           300,000            --
 Executive Vice President(6)        1998       150,000              --         --                --            --

J. Brian Farrar                     1999       212,500         212,933         --           400,000            --
 Executive Vice President           1998       156,250         193,723         --                --            --
 and Chief Operating Officer

Steven M. Isaacson                  1999       165,000         129,337         --           130,000            --
 Senior Vice President and          1998       156,250         159,687         --                --            --
 Chief Financial Officer

Kenneth R. Johnsen                  1999            --              --         --                --            --
 Former Chief Executive Officer(7)

----------

(1) The compensation described in this table does not include (a) medical, group life insurance or other benefits received by the Named Executive Officers which are available generally to all salaried employees of the Company, and (b) certain perquisites and other personal benefits, securities or property received by the Named Executive Officer which do not exceed the lesser of $50,000 or 10% of any such officer's salary and bonus disclosed in this table.

(2) The Company did not grant any stock appreciation rights or make any long-term incentive plan payouts during the fiscal years ended December 31, 1998 and 1999.

(3) Represents pro rata salary paid to Mr. Campbell from September 9, 1999, the date Mr. Campbell joined the Company.

(4) Represents shares issued to Mr. Campbell under a Restricted Stock Agreement dated September 9, 1999. The fair market value of such shares as of December 31, 1999, the Company's fiscal year-end, was $1,437,500 based upon a closing price of $28.75 per share. The shares may be forfeited upon termination of Mr. Campbell's employment with the Company. These forfeiture restrictions lapse for 25,000 of such shares after 24 full months of employment; an additional 12,500 shares after 36 full months of employment; and the remaining 12,500 shares after 48 full months of employment. Mr. Campbell is entitled to receive dividends on the restricted shares when and if declared by the Company. See "Employment Agreements."

(5) Represents amounts accrued by the Company as of January 31, 2000, for payments due to Mr. Campbell for certain benefits under Mr. Campbell's prior employment arrangements. See "Employment Agreements."

(6)  Mr. Rooney resigned from the Company effective March 27, 2000.

(7) Mr. Johnsen served in this capacity in the course of his service as an officer of PSINet Consulting, and, as such, his compensation was paid by PSINet Consulting, not by Xpedior. Mr. Johnsen ceased serving in this capacity on June 1, 1999.

                        OPTION GRANTS IN LAST FISCAL YEAR

     The following table provides information regarding the grants of stock options during the last fiscal year to the Named Executive Officers under the Xpedior Stock Incentive Plan:


                                                                                       POTENTIAL REALIZABLE
                                                                                         VALUE AT ASSUMED
                       NUMBER OF    PERCENTAGE OF                                     ANNUAL RATES OF STOCK
                       SECURITIES   TOTAL OPTIONS                                    PRICE APPRECIATION FOR
                       UNDERLYING    GRANTED TO      EXERCISE OR                         OPTION TERM (2)
                       OPTIONS      EMPLOYEES IN     BASE PRICE     EXPIRATION     ---------------------------
NAME                   GRANTED(1)       1999         PER SHARE         DATE            5%              10%
----                   ----------   -------------    -----------    ----------     -----------     -----------

David N. Campbell      1,000,000        9.9%           $7.71         09/09/09       $4,850,000      $12,290,000
Eugene Rooney            250,000        2.5             6.91         08/12/09        1,087,500        2,752,500
Eugene Rooney             50,000         .5            10.71         10/13/09          337,000          853,500
J. Brian Farrar          300,000        3.0             6.91         08/12/09        1,305,000        3,303,000
J. Brian Farrar          100,000        1.0            10.71         10/13/09          674,000        1,707,000
Steven M. Isaacson       130,000        1.3             6.91         08/12/09          565,500        1,431,300
Kenneth R. Johnsen            --         --               --               --               --               --


----------

(1) The options granted generally become exercisable in equal annual installments on each of the three anniversaries of the date of grant. Options are subject to the continued employment of the Named Executive Officer, but may fully vest and become exercisable under certain conditions involving a change in control of the Company. See "Employment Agreements."

(2) Amounts reported in these columns represent amounts that may be realized upon exercise of options immediately prior to expiration of their term assuming the specified compounded rates of appreciation (5% and 10%) on the market value of the Company's Common Stock on the date of the option grant over the term of the options. These numbers are calculated based on rules promulgated by the Securities and Exchange Commission and do not reflect the Company's estimate of future stock price growth. Actual gains, if any, on stock option exercises and Common Stock holdings are dependent on the timing of such exercise and the future performance of the Company's Common Stock. There can be no assurance that the rates of appreciation assumed in this table can be achieved or that the amounts reflected will be received by the individuals.

              AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND
                         FISCAL YEAR-END OPTION VALUES

         The following table sets forth, for each of the Named Executive Officers, information with respect to the exercise of stock options during the fiscal year ended December 31, 1999, and the year-end value of unexercised options:


                                                                  NUMBER OF SECURITIES              VALUE OF UNEXERCISED
                                                                 UNDERLYING UNEXERCISED            IN-THE-MONEY OPTIONS AT
                               SHARES                         OPTIONS AT DECEMBER 31, 1999          DECEMBER 31, 1999(1)
                             ACQUIRED ON      VALUE         -------------------------------      ---------------------------
NAME                          EXERCISE       REALIZED       EXERCISABLE       UNEXERCISABLE      EXERCISABLE   UNEXERCISABLE
----                          --------       --------       -----------       -------------      -----------   -------------

David N. Campbell                --             --             - 0 -            1,000,000           - 0 -       $21,040,000
Eugene Rooney                    --             --             - 0 -              300,000           - 0 -         6,362,000
J. Brian Farrar                  --             --             - 0 -              400,000           - 0 -         8,356,000
Steven M. Isaacson               --             --             - 0 -              130,000           - 0 -         2,839,200
Kenneth R. Johnsen               --             --                --                   --              --                --

----------

(1) Value is based upon the difference between the option exercise price and the fair market value of the Company's Common Stock at December 31, 1999, the Company's fiscal year-end ($28.75 per share), multiplied by the number of shares underlying the option.

EMPLOYMENT AGREEMENTS

     In September 1999, Mr. Campbell entered into an employment agreement with the Company and he was elected President and Chief Executive Officer. The agreement provides that Mr. Campbell will receive a minimum annual base salary of $375,000. Under the agreement, Mr. Campbell also may receive bonuses of up to 150% of his base salary based upon his meeting or exceeding performance objectives. At the same time, the Company granted Mr. Campbell an option to purchase 1,000,000 shares of Common Stock at $7.71 per share, and issued him 50,000 shares of Common Stock that may be forfeited upon termination of his employment. These forfeiture restrictions lapse for (a) 25,000 of such shares after 24 full months of employment; (b) an additional 12,500 of such shares after 36 full months of employment; and (c) the remaining 12,500 shares after 48 full months of employment.

     Mr. Campbell also purchased 129,702 shares of Common Stock at $7.71 per share. Mr. Campbell is restricted from selling any of his Common Stock until the earlier of the second anniversary of our initial public offering or the distribution to the stockholders of PSINet Consulting of its remaining interest in Xpedior. Mr. Campbell's employment agreement also provides that if he terminates his employment with the Company on or before September 9, 2001, the Company can require him to sell back to Xpedior the 129,702 shares of Common Stock for an amount equal to the actual cost plus $400,000.

     In addition, as part of Mr. Campbell's employment arrangements with the Company, Xpedior has agreed to provide Mr. Campbell the benefits that he is entitled to receive under a non-competition agreement between Mr. Campbell and Computer Task Group ("CTG") dated as of March 1, 1984, and the Computer Task Group Executive Benefit Plan, as restated and effective January 31, 1997. Xpedior agreed to provide the benefits in the event CTG ceases to make the payments described in these instruments. The agreements provide that, through November 4, 2002, Mr. Campbell will receive (a) monthly payments aggregating approximately $255,000 per year; (b) reimbursement for medical premiums; (c) premiums for a life insurance policy; and (d) continued benefits under the Computer Task Group Executive Benefit Plan.

     Mr. Campbell will also receive payments aggregating approximately $165,000 per year and continued benefits under the Computer Task Group Executive Benefit Plan after November 4, 2002, until his death. In addition, Xpedior has agreed to indemnify Mr. Campbell in the event his employment with the Company violates any legal obligations owed to CTG. CTG has indicated that while it will not seek any injunctive relief relating to Mr. Campbell's employment with Xpedior, it is terminating all of the benefits owned to Mr. Campbell, including those which the Company has agreed to undertake. At January 31, 2000, the Company had accrued approximately $85,000 in respect of these obligations. Xpedior believes that the agreement has not been breached by Mr. Campbell and that CTG is obligated to make the required payments. Although the Company plans to pursue this matter vigorously and believes that it has strong legal defenses, there can be no assurance as to the outcome of this matter.

     Either Xpedior or Mr. Campbell can terminate the employment agreement at any time. If the employment agreement is not terminated on or before September 9, 2001, the term of the agreement will be extended for an additional year. If
(a) the Company terminates the agreement prior to the expiration of the initial term without cause; (b) there is a substantial and adverse change in Mr. Campbell's duties; (c) there is a reduction in Mr. Campbell's base compensation which is not less than ten percent of such base compensation and not imposed on any similarly situated employees; or (d) PSINet Consulting continues to own a majority of the Company's common stock on September 9, 2001, and Mr. Campbell provides the Company with notice of his intention to resign within ninety days of such date, then the Company will pay Mr. Campbell an amount equal to two years salary plus certain health benefits. If Mr. Campbell's employment with the Company terminates because of his death or disability, or Xpedior fails to renew the term for an additional one year beyond the initial term, then Xpedior will pay Mr. Campbell (or his estate) an amount equal to one year's salary (plus his most recent incentive bonus in the case of death). Xpedior has also agreed to pay other benefits offered to Mr. Campbell by his former employer in the event Mr. Campbell's employment with Xpedior terminates.

     Mr. Farrar entered into an employment agreement with Xpedior effective October 13, 1999. The agreement provides that Mr. Farrar will receive a minimum annual base salary of $250,000. Under the agreement, Mr. Farrar also (a) may receive bonuses of up to 150% of his base salary based upon his meeting or exceeding performance objectives, and (b) will be allowed to participate in all benefit plans offered by Xpedior to similarly situated employees. Either Mr. Farrar or the Company can terminate the agreement at any time. If the employment agreement is not terminated on or before October 13, 2001, the term of the agreement will be extended for one additional year. If (a) the Company terminates the agreement prior to the expiration of the initial term without cause; (b) there is a substantial and adverse change in Mr. Farrar's duties; (c) there is a reduction in his base compensation which is not less than ten percent of such base compensation and not imposed on any similarly situated employees; or (d) PSINet Consulting continues to own a majority of the Company's Common Stock on October 13, 2001, and Mr. Farrar provides the Company with notice of his intention to resign within ninety days of such date, then the Company will pay Mr. Farrar an amount equal to two years salary plus certain health benefits. If Mr. Farrar's employment terminates because of his death or disability, or Xpedior fails to renew the term for an additional year beyond the initial term, then the Company will pay him (or his estate) an amount equal to one year's salary (plus an amount equal to his most recent incentive bonus in the case of death).

     Mr. Isaacson entered into an employment agreement with Xpedior effective November 1, 1999. The agreement provides that Mr. Isaacson will receive a minimum annual base salary of $180,000. Under the agreement, Mr. Isaacson also
(a) may receive bonuses of up to 112.5% of his base salary based upon his meeting or exceeding performance objectives, and (b) will be allowed to participate in all benefit plans offered by Xpedior to similarly situated employees. Either Mr. Isaacson or the Company can terminate the agreement at any time. The employment agreement is in effect for a period of two years ending on November 1, 2001. If the Company terminates the agreement prior to the expiration of the initial term without cause, or if there is a substantial and adverse change in Mr. Isaacson's duties, or a reduction in his base compensation which is not less than ten percent of such base compensation and not imposed on any similarly situated employees, then the Company will pay Mr. Isaacson an amount equal to one year's base compensation.

     Under the stock option agreements entered into by Xpedior with each of Messrs. Campbell, Farrar, and Isaacson covering 1,000,000, 400,000, and 130,000 shares of Common Stock, respectively, all of the options to purchase Common Stock granted by Xpedior under such agreements will fully vest and become immediately exercisable if there is a change in control of Xpedior, and within two years of such change of control in the case of Messrs. Campbell and Farrar and one year in the case of Mr. Jameson, any of Messrs. Campbell, Farrar or Isaacson are terminated by Xpedior without cause, or any of Messrs. Campbell, Farrar or Isaacson terminate their employment with Xpedior for good reason (as defined in the agreements).

STOCK INCENTIVE PLAN

     On August 5, 1999, the Board of Directors of the Company approved and adopted the Xpedior Incorporated Stock Incentive Plan. The purpose of the plan is to provide our directors, employees, advisors and professionals additional incentive and reward opportunities to enhance our profitable growth. The plan provides for the granting of:

     - incentive stock options intended to qualify under Section 422 of the Internal Revenue Code;

     -   options that do not constitute incentive stock options;

     -   restricted stock awards; and

     -   stock appreciation rights.

     The plan is administered by a committee of the Board of Directors. The committee will consist of two or more outside directors within the meaning of
Section 162(m) of the Code. In general, the committee is authorized to select the recipients of awards and to establish the terms and conditions of those awards.

     The number of shares of Common Stock that may be issued under the plan may not exceed 15,000,000 shares, adjusted to reflect stock dividends, stock splits, recapitalizations, and similar changes in our capital structure. Shares of Common Stock which are attributable to awards that have expired, terminated, or been canceled or forfeited are available for issuance or use in connection with future awards. The number of shares of Common Stock that may be granted under the plan to any one individual during any calendar year may not exceed 2,000,000, adjusted to reflect stock dividends, stock splits, recapitalizations and similar changes in our capital structure.

     The price at which a share of Common Stock may be purchased upon exercise of an option granted under the plan will be determined by the committee. In the case of an incentive stock option, the purchase price will not be less than the fair market value of a share of Common Stock on the date such option is granted. In the case of an option that does not constitute an incentive stock option, such purchase price will not be less than 85% of the fair market value of a share of Common Stock on the date such option is granted.

Additionally, a stock appreciation right may be granted in connection with the grant of an option. A stock appreciation right allows the holder to surrender the right to purchase shares under the related option in return for a payment in: (1) cash; (2) shares of Common Stock; or (3) a combination of cash and Common Stock. The amount of the payment will equal the difference between the fair market value of the shares of Common Stock on the date such right is exercised and the purchase price for such shares under the related option.

     Stock options granted under the plan are not freely transferable by the optionee, and each option is exercisable during the lifetime of the optionee only by the optionee. Options granted under the plan must generally be exercised within three months of the optionee's separation of service with us or within twelve months after the optionee's termination by death or disability. From and after the closing of the Merger, all options granted by Xpedior, including previously granted options but excluding any options granted to the Named Executive Officers, will vest ratably and become exercisable on a monthly basis.

     Shares of Common Stock that are the subject of a restricted stock award under the plan will be governed by restrictions on disposition by the holder of such award and an obligation of such holder to forfeit and surrender the shares to us under certain circumstances. The forfeiture restrictions will be determined by the committee in its sole discretion. The committee may provide that the forfeiture restrictions will lapse upon

- the attainment of one or more performance goals or targets established by the committee which are based on:

     -    the price of a share of Common Stock;
     -    our earnings per share;
     -    our market share;
     - the market share of one of our business units designated by the committee;
     -    our sales;
     - the sales of one of our business units designated by the committee our net income (before or after taxes) or the net income of any one of our business units designated by the committee;
     - our cash flow return on investment or the cash flow return on investment of any one of our business units designated by the committee;
     - our earnings before or after interest, taxes, depreciation and/or amortization of Xpedior or of any one of our business units designated by the committee;
     -    the economic value added; or
     -    the return on stockholders' equity;

- the award holder's continued employment with us or continued service as a consultant or director for a specified period of time;
- the occurrence of any event or the satisfaction of any other condition specified by the committee in its sole discretion; or
-    a combination of any of the foregoing.

     No awards under the plan may be granted after ten years from the date the plan was adopted by the Board of Directors. The plan will remain in effect until all options granted under the plan have been satisfied or expired, and all shares of restricted stock granted under the Plan have vested or been forfeited. The Board of Directors in its discretion may terminate the plan at any time as to any shares of Common Stock for which awards have not been granted. The plan may be amended, other than to increase the maximum aggregate number of shares that may be issued under the plan or to change the class of individuals eligible to receive awards under the plan, by the Board of Directors without the consent of our stockholders. No change in any award previously granted under the plan may be made that would impair the rights of the holder of that award without the approval of the holder.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The compensation committee is currently comprised of Messrs. Crownover, Shapiro and Whiteside. Mr. Whiteside serves as the Chairman of the compensation committee. None of Messrs. Crownover, Shapiro and Whiteside have been an employee or officer of the Company or any of its subsidiaries during 1999.


                                    ITEM (5)

                       ISSUANCE OF SHARES OF COMMON STOCK
                   UPON THE CONVERSION OF THE KINDERHOOK NOTES

     On September 24, 1999, the Company issued 7% Convertible Subordinated Promissory Notes due 2002 in the aggregate principal amount of $9.1 million in connection with the acquisition of Kinderhook Systems Inc. The Kinderhook Notes were guaranteed by PSINet Consulting. On June 15, 2000, in connection with the acquisition of PSINet Consulting by PSINet and the purchase and sale of the Convertible Note by PSINet, the holders of the Kinderhook Notes agreed to release PSINet Consulting from its guaranty of the repayment of the Kinderhook Notes by Xpedior and the Kinderhook Notes became convertible into 508,417 shares of Common Stock and payment of all unpaid interest accrued from the time of issuance and repayment of an aggregate of $661,364 in principal due under the Kinderhook Notes.

RELATED INFORMATION

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

     As of the Initial Record Date, PSINet Consulting, whose principal executive offices are located at 4400 Post Oak Parkway, Suite 1100, Houston, Texas 77027, owned, beneficially and of record, 80% of the Common Stock of the Company. On June 15, 2000, PSINet acquired PSINet Consulting pursuant to the Merger. Accordingly, as of June 15, 2000, PSINet also became the beneficial owner of 80% of the outstanding Common Stock.

FINANCIAL AND OTHER INFORMATION

     The financial and other information required hereunder is incorporated by reference from the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1999, the Company's Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2000 and the Company's Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 2000.


FORWARD-LOOKING STATEMENTS

     This Information Statement contains forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. In particular, statements regarding the Company's expected performance and financial results in future periods are based upon management's current expectations and beliefs and are subject to a number of known and unknown risks and uncertainties that could cause actual results to differ materially from those described in the preceding forward-looking statements. The following factors known to management, among others, could cause actual results to differ materially from those described in the preceding forward-looking statements: the Company's ability to continue to attract new clients and obtain new and expanded assignments from existing clients; the Company's ability to retain its personnel and continue to hire, train and timely deploy new personnel on client engagements; the Company's ability to manage, maintain and promote its brand, and the recognition of its brand, in the marketplace; management of the Company's growth and successful integration of the Company's operations; continued robust growth in demand in the United States and abroad for eBusiness consulting services such as those offered by the Company; and the effect of intensifying competition among a rising number of companies offering services similar to those offered by the Company. In addition, Xpedior encourages you to review the Company's latest reports filed with the SEC, including Xpedior's Annual Report on Form 10-K filed with the SEC on March 30, 2000, which describes a number of additional risks and uncertainties that could cause actual results to differ materially from those expected in the forward-looking statements made in this Information Statement.

SHAREHOLDER PROPOSALS

     Any proposals of holders of the Company Common Stock intended to be presented at the annual meeting of stockholders of the Company to be held in 2001 must be received by the Company, addressed to the Secretary of the Company at the address set forth below, no later than December 2, 2000, to be considered for inclusion in the proxy statement and form of proxy relating to that meeting. Proponents are requested to submit their proposals by certified mail, return receipt requested. Detailed information for submitting resolutions will be provided upon written request to the Secretary of Xpedior Incorporated, One North Franklin Street, Suite 1500, Chicago, Illinois 60606, attention:
Secretary. No stockholder proposals were received for inclusion in this document.

     In addition to the rules of the Commission described in the preceding paragraph, the Company's bylaws provide that at an annual meeting of stockholders, only such business shall be conducted as shall have been properly brought before the meeting. To be properly brought before an annual meeting, business must be (a) specified in the notice of meeting given by or at the direction of the Board of Directors, (b) otherwise properly brought before the meeting by or at the direction of the Board of Directors or (c) otherwise properly brought before the meeting by a stockholder of the Company. For business to be properly brought before an annual meeting by a stockholder, the stockholder must have given timely notice thereof in writing to the Secretary of the Company. To be timely, a stockholder's notice must be delivered to or mailed and received at the principal executive offices of the Company not less than 30 days nor more than 50 days prior to the meeting; provided, however, that in the event that less than 40 days' notice or prior public disclosure of the date of the meeting is given or made to stockholders, notice by the stockholder to be timely must be so received not later than the close of business on the 10th day following the date on which such notice of the date of the annual meeting was mailed or such public disclosure was made. A stockholder's notice to the Secretary shall set forth as to each matter the stockholder proposes to bring before the annual meeting (a) a brief description of the business desired to be brought before the annual meeting, (b) the name and address, as they appear on the Company's books, of the stockholder proposing such business, (c) the class and number of shares of the Company that are beneficially owned by the stockholder, and (d) any material interest of the stockholder in such business.

     WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.


                                             By Order of the
                                             Board of Directors


                                             Caesar J. Belbel
                                             Senior Vice President, General
                                             Counsel  and Secretary


Boston, Massachusetts
September 26, 2000

                                                                       EXHIBIT A


                                   CERTIFICATE
                                     OF THE
                            DESIGNATIONS, PREFERENCES
                      AND RELATIVE, PARTICIPATING, OPTIONAL
                          AND OTHER SPECIAL RIGHTS AND
                  QUALIFICATIONS, LIMITATIONS AND RESTRICTIONS
                                     OF THE
             SERIES A 8-1/2% CUMULATIVE CONVERTIBLE PREFERRED STOCK
                                       OF
                              XPEDIOR INCORPORATED

                         Pursuant to Section 151 of the
                             General Corporation Law
                            of the State of Delaware



         I, David N. Campbell, President and Chief Executive Officer of Xpedior Incorporated, a corporation organized and existing under the General Corporation Law of the State of Delaware (the "CORPORATION"), do hereby certify that the Board of Directors of the Corporation, at a meeting, adopted the following resolution, which resolution remains in full force and effect on the date hereof:

                  RESOLVED: That, pursuant to the authority conferred upon the Board of Directors of the Corporation by its Certificate of Incorporation (the "CERTIFICATE OF INCORPORATION"), and pursuant to the provisions of Sections 151 and 157 of the General Corporation Law of the State of Delaware, a series of Preferred Stock of the Corporation be and hereby is created, classified and authorized, and the issuance thereof is provided for, and that the designation and number of shares, and the preferences and relative, participating, optional and other special rights and qualifications, limitations and restrictions shall be as set forth in the following Sections 1 through 9 (in addition to those set forth in the Certificate of Incorporation which are applicable to all classes and series of Preferred Stock) and in EXHIBIT A attached hereto and made a part hereof:

                  Section 1. Designation, Number and Par Value. The series of preferred stock shall be designated as the Series A 8-1/2% Cumulative Convertible Preferred Stock (the "SERIES A PREFERRED STOCK"), and the number of shares so designated shall be 1,000,000 (which shall not be subject to increase without the prior approval of the holders (each holder of shares of Series A Preferred Stock, a "HOLDER" and, together with all other Holders, the "HOLDERS") of at least two-thirds of the shares of Series A Preferred Stock then outstanding). Each share of Series A Preferred Stock shall have a par value of $.01 per share and a stated value of $50 per share (the "STATED VALUE").

                                    A - 2 -


         Section 2. Dividends.

         (a) (i) Holders shall be entitled to receive, when, as and if declared by the Board of Directors out of funds legally available therefor, and the Corporation shall, to the extent funds are legally available therefor, pay on each Dividend Payment Date, in arrears, cumulative dividends on the Series A Preferred Stock at the rate per share (as a percentage of the Stated Value per share) equal to 8-1/2% per annum, payable in cash or shares of Common Stock, or any combination thereof, at (subject to the terms and conditions set forth herein) the option of the Corporation. Dividends on the Series A Preferred Stock shall be calculated on the basis of a 360-day year, shall accrue daily commencing on the date of the first issuance of any shares of the Series A Preferred Stock, and shall be deemed to accrue on such date whether or not earned or declared and whether or not there are profits, surplus or other funds of the Corporation legally available for the payment of dividends. The party that holds of record the Series A Preferred Stock on the record date for the applicable Dividend Payment Date for any dividend payment shall be entitled to receive, when, as and if declared by the Board of Directors out of funds legally available therefor, such dividend payment and any other accrued and unpaid dividends which accrued prior to such Dividend Payment Date, without regard to any sale or disposition of such Series A Preferred Stock subsequent to the applicable record date but prior to the applicable Dividend Payment Date. Except as otherwise provided in the Certificate of Incorporation or this Certificate of Designations, and except as otherwise required by law, if at any time the Corporation pays a portion, but less than the total amount, of dividends then accrued on account of the Series A Preferred Stock, such payment shall be distributed ratably among the Holders based upon the number of shares held by each Holder. In order for the Corporation to exercise its right to pay dividends in shares of Common Stock on a Dividend Payment Date, the Corporation shall, no less than 30 days prior to the Dividend Payment Date, provide each Holder notice (the "COMMON STOCK DIVIDEND NOTICE") of its intention to pay dividends in shares of Common Stock. If the Corporation elects to pay dividends in shares of Common Stock, then the number of shares of Common Stock issuable with respect to each share of Series A Preferred Stock outstanding on the record date for payment of such dividend shall be equal to the aggregate dollar value of all dividends then payable in respect of such share, divided by the Five Day Average Market Price at the applicable Dividend Payment Date.

         (ii) If, and so often as, the Corporation shall be in default in the payment of dividends on the Series A Preferred Stock in an amount equivalent to six quarterly dividends (whether or not consecutive, earned or declared), the number of directors of the Corporation shall thereupon, and until all dividends in default shall have been paid, be two more than the full number constituting the Board of Directors immediately prior to such default. The Holders, voting separately as a class, shall be entitled to elect two directors (the "SERIES A PREFERRED STOCK DIRECTORS") to fill the vacancies resulting from such increase, and the Holders may, at a meeting called and held as hereinafter provided, elect such Series A Preferred Stock Directors to hold office until the next annual meeting of shareholders. When the special class voting rights provided for in this Section 2(a)(ii) shall have become vested, they shall remain so vested at each succeeding meeting of shareholders for the election of directors; provided, however, that such special voting rights shall become divested, and the terms of office of the Series A Preferred Stock Directors shall terminate, if and when all dividends then in default on the Series A Preferred Stock shall be paid, but always subject to the same provisions for the vesting of such special rights in case of further like defaults in the payment of dividends. No

                                     A -3 -


Series A Preferred Stock Director shall, during his or her term of office, be removed from office except upon the vote of the Holders, voting separately as a class, and, regardless of any provision of the Corporation's By-laws, any vacancy caused by the death, resignation, inability to serve or removal of any Series A Preferred Stock Director shall be filled only by the vote of the Holders, voting separately as a class, at a special meeting of the Holders called for such purpose, or at the next annual meeting of shareholders. Whenever the Holders become entitled to elect Series A Preferred Stock Directors pursuant to this Section 2(a)(ii), a meeting of the Holders shall be held upon call by the Secretary of the Corporation within 60 days after receipt of a request in writing of the Holders of not less than 10% of the Series A Preferred Stock then outstanding, addressed to the Secretary at the principal office of the Corporation; provided, however, that the Corporation shall not be required to call such a special meeting if the annual meeting of shareholders is to be held within 90 days after the date of receipt of such request. The Corporation shall pay all reasonable expenses incurred in connection with the calling and holding of any such meeting (and the solicitation of proxies therefor), and the notice of the meeting shall be accompanied by a proxy statement containing such material as is then required by the applicable rules and regulations of the Securities and Exchange Commission. At all meetings of shareholders held for the purpose of electing Series A Preferred Stock Directors, the presence in person or by proxy of the Holders of 40% of the outstanding Series A Preferred Stock shall be required to constitute a quorum of such class for the election of Series A Preferred Stock Directors; provided, however, that the absence of a quorum of the Holders of Series A Preferred Stock shall not prevent the election at any such meeting (or any adjournment thereof) of any other directors by the holders of all other classes of shares having voting rights for the election of directors if the necessary quorums are present in person or by proxy at such meeting; provided further, however, that, in the absence of a quorum of the Holders of Series A Preferred Stock, the Holders of a majority of the shares of Series A Preferred Stock who are present in person or by proxy shall have the power to adjourn the election of the Series A Preferred Stock Directors from time to time, without notice other than an announcement at such meeting (or adjournment thereof), until the Holders of the requisite number of shares of Series A Preferred Stock shall be present in person or by proxy.

                  (iii) Notwithstanding anything contained in the Certificate of Incorporation or this Certificate of Designations to the contrary, no dividends or distributions on shares of Series A Preferred Stock shall be declared by the Board of Directors of the Corporation or paid or set apart for payment by the Corporation at such time as the terms and provisions of any agreement, instrument or indenture of the Corporation relating to its indebtedness specifically prohibits such declaration, payment or setting apart for payment or provides that such declaration, payment or setting apart for payment would constitute a breach thereof or a default or event of default thereunder; provided, however, that nothing contained in the Certificate of Incorporation or this Certificate of Designations shall be construed or deemed to require the Board of Directors to declare, or the Corporation to pay or set apart for payment, any dividends or distributions on shares of Series A Preferred Stock at any time, whether permitted by any of such agreements, instruments or indentures, or not.

         (b) Notwithstanding anything to the contrary contained in Section 2(a)(i), the Corporation may not pay dividends on the Series A Preferred Stock in shares of Common Stock (and, except as otherwise provided below, must deliver cash in respect thereof) if, at the date of declaration of such dividend:

                                     A -4 -


                  (i) (A) the number of shares of Common Stock at the time reserved for issuance for the payment of such dividends in shares of Common Stock on such Dividend Payment Date, together with the number of shares of Common Stock held as treasury stock, are insufficient to satisfy the Corporation's then existing obligations to issue shares of Common Stock for the payment of such dividends in shares of Common Stock on such Dividend Payment Date, or (B) the number of shares of Common Stock equal to the sum of (I) the number of shares of Common Stock at the time reserved for issuance in payment of dividends upon, or upon conversion of, the Series A Preferred Stock, (II) the number of authorized but unissued shares of Common Stock not reserved for any purpose, (III) the number of shares of Common Stock at the time reserved for issuance for all other purposes, and (IV) the number of shares of Common Stock held as treasury stock, is insufficient to satisfy the Corporation's then existing obligations to issue shares of Common Stock for all purposes (including the conversion of shares of Series A Preferred Stock);

                  (ii) the shares of Common Stock payable as a dividend on the Series A Preferred Stock are not designated for quotation on the Nasdaq National Market or listed on the New York Stock Exchange or the American Stock Exchange;

                  (iii) the Corporation has failed to timely satisfy its obligations with respect to any Conversion Notice and such failure shall be continuing as of such Dividend Payment Date;

                  (iv) the aggregate number of shares of Common Stock (A) then held by the Holders (or former Holders) of Series A Preferred Stock which were issued upon the conversion of shares of Series A Preferred Stock, (B) then issuable upon conversion of any shares of Series A Preferred Stock held by the Holders, and (C) then held by the Holders (or former Holders) which were received as payment of dividends upon shares of Series A Preferred Stock, including in payment of the current dividend, exceeds (I) prior to the Three Year Date, ___________ shares (which amount is equivalent to 15% of the aggregate number of outstanding shares of Common Stock as of the Commencement
Date), or (II) on or after the Three Year Date, ___________ shares (which amount is equivalent to 17.5% of the aggregate number of outstanding shares of Common Stock as of the Commencement Date), as such amounts may be adjusted to reflect the occurrence of any of the events described in Sections 5(c)(ii), 5(c)(iii) or 5(c)(iv); or

                  (v) at any time prior to the Three Year Date, the Five Day Average Market Price at the applicable Dividend Payment Date is less than $10 per share (subject to adjustment for stock splits, reverse stock splits, recapitalizations and similar events).

         (c) (i) So long as any shares of Series A Preferred Stock shall remain outstanding, neither the Corporation nor any of its subsidiaries or affiliates shall (A) redeem, purchase or otherwise acquire, directly or indirectly, any Junior Securities other than the repurchase of Common Stock pursuant to employment agreements or employee or director benefit or stock plans, (B) directly or indirectly pay or declare any dividend or make any distribution upon, nor shall any distribution (other than a dividend or distribution described in Sections 5(c)(ii) or 5(c)(iii)) be made in respect of, any Junior Securities, or set aside any funds for any such payment or distribution, or (C) set aside any funds for or apply any funds to the

                                     A -5 -


purchase, redemption or acquisition (through a sinking fund or otherwise) of any Junior Securities.

                           (ii) So long as any shares of Series A Preferred
Stock shall remain outstanding, neither the Corporation nor any of its subsidiaries or affiliates shall take any of the actions set forth in Section 2(c)(i) with respect to Parity Stock, if any, (A) unless and until the Corporation shall have taken substantially similar actions with respect to the Series A Preferred Stock, or (B) in a manner or on terms more favorable to the holders of such Parity Stock, if any, than to the Holders of the Series A Preferred Stock.

         Section 3. Voting Rights. Except as otherwise provided in the Certificate of Incorporation or this Certificate of Designations, and except as otherwise required by law, the Series A Preferred Stock shall have no voting rights; provided, however, that, so long as any shares of Series A Preferred Stock shall remain outstanding, the Corporation shall not, without the requisite approval of the Holders of the Series A Preferred Stock then outstanding, (a) take any of the actions described in Section 7, or (b) enter into any agreement or arrangement with respect to any other action which requires the approval of the Holders of the Series A Preferred Stock then outstanding, unless conditioned upon receipt of the requisite approval of the Holders of the Series A Preferred Stock.

         Section 4. Liquidation Preference. Subject to applicable law, upon any liquidation, dissolution or winding-up of the Corporation, whether voluntary or involuntary (a "LIQUIDATION"), the Holders shall be entitled to receive out of the assets of the Corporation, whether such assets are capital or surplus, for each share of Series A Preferred Stock, an amount equal to the Stated Value plus all accrued but unpaid dividends per share, whether declared or not, before any distribution or payment shall be made to the holders of any Junior Securities, and if the assets of the Corporation shall be insufficient to pay in full such amounts and all amounts payable to holders of Parity Stock, if any, then, subject to applicable law, the entire assets to be distributed to the Holders and the holders of Parity Stock, if any, shall be distributed among the Holders and the holders of Parity Stock, if any, ratably in accordance with the respective amounts that would be payable on such shares if all amounts payable thereon were paid in full. The Corporation shall mail written notice of any such Liquidation to each Holder not less than 45 days prior to the payment date stated therein.

         Section 5. Conversion.

         (a) (i) Each share of Series A Preferred Stock is convertible by the Holder thereof into shares of Common Stock (subject to adjustment as provided in this Section 5) at the Conversion Ratio at the option of the Holder at any time and from time to time. A Holder shall effect conversions by surrendering the certificate or certificates representing the shares of Series A Preferred Stock to be converted to the Corporation, together with the form of conversion notice attached hereto as EXHIBIT A (the "CONVERSION NOTICE"). Each Conversion Notice shall specify the number of shares of Series A Preferred Stock to be converted and the date on which such conversion is to be effected, which date may not be prior to the date on which the Holder delivers such Conversion Notice (the "CONVERSION DATE"). If no Conversion Date is specified in a Conversion Notice, the Conversion Date shall be deemed to be the date that the Conversion Notice is deemed delivered pursuant to Section 5(i). Subject to Section 5(b), each Conversion

                                     A -6 -


Notice, once delivered, shall be irrevocable. If the Holder is converting less than all of the shares of Series A Preferred Stock represented by the certificate or certificates tendered by the Holder with the Conversion Notice, or if a conversion hereunder cannot be effected in full for any reason, the Corporation shall promptly deliver to such Holder (in the manner and within the time set forth in Section 5(b)) a certificate for such number of shares of Series A Preferred Stock as have not been converted. Except as otherwise provided in the Certificate of Incorporation or this Certificate of Designations, on and after the effective date of a conversion, the Holder entitled to receive Common Stock issuable upon such conversion shall be treated for all purposes as the record holder of the shares of Common Stock issuable upon conversion, and the Series A Preferred Stock so converted shall no longer be deemed to be issued and outstanding.

                  (ii) Notwithstanding anything contained in the Certificate of Incorporation or this Certificate of Designations to the contrary, in no event shall the Corporation be obligated to issue any shares of Common Stock upon conversion of a Holder's shares of Series A Preferred Stock if, based upon the number of shares of Common Stock outstanding as at the Commencement Date, such issuance would be in violation of Nasdaq Rule 4460(i)(1)(D) ("RULE 4460"), if then applicable; provided, however, that, in such event, the Corporation shall be obligated to (A) deliver (in the manner and within the time set forth in Section 5(b)) the maximum number of shares of Common Stock as would not be in violation of Rule 4460, (B) use its reasonable best efforts to take all such actions as shall be necessary or appropriate to promptly cause such issuance not to be in violation of Rule 4460, and (C) deliver the remaining shares of Common Stock (in the manner and within the time set forth in Section 5(b)) as soon as it is possible to do so other than in violation of Rule 4460; provided further, however, that in the case of clauses (A) and (C) above, each such issuance shall be distributed ratably among the Holders based upon the number of shares of Series A Preferred Stock each Holder has requested to be converted into Common Stock.

(b) Not later than three Trading Days after a Conversion Date, the Corporation shall deliver to the converting Holder (i) one or more certificates representing the number of shares of Common Stock being issued upon the conversion of shares of Series A Preferred Stock, (ii) one or more certificates representing the number of shares of Series A Preferred Stock not converted, (iii) a bank check in the amount of accrued and unpaid dividends (if the Corporation has elected or is required hereunder to pay accrued dividends in cash), and (iv) if the Corporation has elected and is permitted hereunder (notwithstanding any applicable notice period) to pay accrued dividends in shares of Common Stock, one or more certificates representing such number of shares of Common Stock as are issuable on account of accrued dividends determined in accordance with
Section 2(a); provided, however, that the Corporation shall not be obligated to issue certificates evidencing the shares of Common Stock issuable upon conversion of any shares of Series A Preferred Stock until certificates evidencing such shares of Series A Preferred Stock are either delivered for conversion to the Corporation or, if so directed by the Corporation, to any transfer agent for the Series A Preferred Stock or Common Stock, or the Holder of such Series A Preferred Stock certifies to the Corporation and, if required, any such transfer agent that such certificates have been lost, stolen or destroyed and provides a bond (or other adequate security) reasonably satisfactory to the Corporation and any such transfer agent to indemnify and hold harmless the Corporation and any such transfer agent from any loss incurred by it in connection therewith. The Corporation shall, upon request of the Holder, use its reasonable best efforts to deliver any certificate or certificates required to be delivered by the

                                     A -7 -


Corporation under this Section 5(b) electronically through the Depository Trust Corporation or another established clearing corporation performing similar functions. If in the case of any Conversion Notice such certificate or certificates, including for purposes hereof, any shares of Common Stock to be issued on the Conversion Date on account of accrued but unpaid dividends hereunder, are not delivered to or as directed by the applicable Holder by the close of business on the third Trading Day after the Conversion Date, the Holder shall be entitled by written notice to the Corporation at any time on or before its receipt of such certificate or certificates thereafter, to rescind such conversion, in which event the Corporation shall immediately return the certificates representing the shares of Series A Preferred Stock tendered to it for conversion and thereupon the Holder shall no longer be treated as a record holder of the shares of Common Stock issuable upon conversion.

         (c) (i) The conversion price for each share of Series A Preferred Stock (the "CONVERSION PRICE") on any Conversion Date shall be equal to $37.50; provided, however, that (A) if on the first anniversary of the Commencement Date (the "ONE YEAR DATE") the Thirty Day Average Market Price of the Common Stock (the "ONE YEAR RESET PRICE") is less than the then effective Conversion Price, then on and after the One Year Date the Conversion Price shall be equal to the One Year Reset Price, (B) if on the second anniversary of the Commencement Date (the "TWO YEAR DATE") the Thirty Day Average Market Price of the Common Stock (the "TWO YEAR RESET PRICE") is less than the then effective Conversion Price, then on and after the Two Year Date the Conversion Price shall be equal to the Two Year Reset Price, and (C) if on the third anniversary of the Commencement Date (the "THREE YEAR DATE") the Thirty Day Average Market Price of the Common Stock (the "THREE YEAR RESET PRICE") is less than the then effective Conversion Price, then on and after the Three Year Date the Conversion Price shall be equal to 95% of the Three Year Reset Price. The Conversion Price determined in accordance with this Section 5(c)(i) shall be subject to further adjustment as set forth in Sections 5(c)(ii), 5(c)(iii) and 5(c)(iv).

                  (ii) If the Corporation, at any time after the Commencement Date, shall (A) pay a stock dividend or otherwise make a distribution or distributions on shares of its Common Stock payable in shares of Common Stock,
(B) subdivide any outstanding shares of Common Stock into a larger number of shares, (C) combine any outstanding shares of Common Stock into a smaller number of shares, or (D) issue by reclassification of shares of Common Stock any shares of capital stock of the Corporation, then the Conversion Price shall be adjusted by multiplying the Conversion Price then in effect by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding before such event, and the denominator of which shall be the number of shares of Common Stock outstanding after such event. Such adjustment shall be made each time any such dividend, distribution, subdivision, combination or reclassification is made and shall become effective (X) immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution, or (Y) immediately after the effective date in the case of a subdivision, combination or re-classification.

                  (iii) If the Corporation, at any time after the Commencement Date, shall distribute to all holders of Common Stock as a class (and not to Holders) evidences of its indebtedness or assets, then in each such case the Conversion Price at which each share of Series A Preferred Stock shall thereafter be convertible shall be adjusted by multiplying the Conversion Price in effect immediately prior to the record date fixed for determination of stockholders

                                     A -8 -


entitled to receive such distribution by a fraction, the denominator of which shall be the Five Day Average Market Price of Common Stock determined as of the record date mentioned above, and the numerator of which shall be such Five Day Average Market Price of the Common Stock on such record date less the then fair market value at such record date of the portion of such assets or the value of such evidence of indebtedness so distributed applicable to one outstanding share of Common Stock as determined by the Board of Directors in good faith; provided, however, that in the event of a distribution exceeding 10% of the net assets of the Corporation, such fair market value shall be determined by a nationally recognized or major regional investment banking firm or firm of independent certified public accountants of recognized standing (which may be the firm that regularly examines the financial statements of the Corporation) (an "APPRAISER") selected in good faith by the Corporation and reasonably acceptable to the Holders of a majority in interest of the shares of Series A Preferred Stock then outstanding. Such adjustment shall be made each time any such distribution is made and shall become effective immediately after the record date mentioned above.

                  (iv) (A) If the Corporation, at any time after the Commencement Date, shall issue or sell any shares of Common Stock (other than (I) in payment of a dividend upon, or upon the conversion of, shares of Series A Preferred Stock, or (II) upon exercise or conversion of warrants, options or convertible or exchangeable securities outstanding as of the Commencement Date) without consideration or at a price per share that is less than the Five Day Average Market Price in effect immediately prior to such issuance or sale, then in each such case the Conversion Price, upon each such issuance or sale, shall be lowered to that price determined by multiplying the Conversion Price then in effect by a fraction, the numerator of which shall be the sum of the number of shares of Common Stock outstanding immediately prior to such issuance or sale plus the number of shares of Common Stock which the aggregate consideration, if any, received by the Corporation for such additional shares of Common Stock so issued or sold would purchase at the Five Day Average Market Price then in effect, and the denominator of which shall be the number of shares of Common Stock outstanding immediately prior to such issuance or sale plus the number of such additional shares of Common Stock so issued or sold.

                       (B) For purposes of this Section 5(c)(iv), the issuance (or adjustment in exercise or purchase price) of any warrants, options, subscriptions or other purchase rights with respect to shares of Common Stock (other than to all holders of Common Stock as a class), and the issuance (or adjustment in conversion price or exchange ratio) of any securities convertible into or exchangeable for shares of Common Stock (or the issuance or adjustment in exercise or purchase price of any warrants, options, subscriptions or other purchase rights with respect to such convertible or exchangeable securities) shall be deemed to be an issuance at such time of shares of Common Stock, and shall be subject to the provisions of Section 5(c)(iv)(A), if the Five Day Average Market Price then in effect is greater than an amount equal to (I) the sum of the aggregate consideration, if any, received by the Corporation for the issuance of such warrants, options, subscriptions, other purchase rights and/or convertible or exchangeable securities, plus the minimum amount of consideration, if any, payable to the Corporation upon the exercise, purchase, conversion or exchange thereof, divided by (II) the aggregate number of shares of Common Stock that would be issued if all such warrants, options, subscriptions, other purchase rights and/or convertible and exchangeable securities were exercised, purchased, converted or exchanged, in each case determined as of the date of issuance or sale (or adjustment in exercise, purchase or conversion price or exchange ratio), without

                                     A -9 -


giving effect to any possible future upward price adjustments or rate adjustments. For purposes of this Section 5(c)(iv), if a part or all of the consideration received by the Corporation in connection with such issuance or sale shall consist of property other than cash, then the fair market value of such property shall be determined by the Board of Directors in good faith; provided, however, that in the event the aggregate number of shares of Common Stock subject to issuance or sale exceeds 10% of the shares of Common Stock outstanding immediately prior to the issuance or sale of such warrants, options, subscriptions, other purchase rights and/or convertible or exchangeable securities, then the fair market value of such property shall be determined by an Appraiser.

                  (v) All calculations under this Section 5 shall be made to the nearest whole cent or the nearest 1/100th of a share, as the case may be.

                  (vi) Whenever the Conversion Price is adjusted pursuant to this Section 5(c), the Corporation shall promptly give notice to each Holder, which notice shall set forth the Conversion Price after such adjustment and a brief statement of the facts requiring such adjustment.

                  (vii) If:

                       (A) the Corporation shall declare a dividend (or any other distribution) on its Common Stock;

                       (B) the Corporation shall declare a special non-recurring cash dividend on its Common Stock;

                       (C) the Corporation shall authorize the granting to all holders of the Common Stock, as a class, rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any rights;

                       (D) the approval of any stockholders of the Corporation shall be required in connection with any reclassification of the Common Stock of the Corporation, any consolidation or merger to which the Corporation is a party, or any sale or transfer of all or substantially all of the assets of the Corporation; or

                       (E) the Corporation shall authorize the voluntary or involuntary dissolution, liquidation or winding up of the affairs of the Corporation;

then the Corporation shall cause to be filed at each office or agency maintained for the purpose of conversion and transfer of Series A Preferred Stock, and shall cause to be mailed to each of the Holders at their last addresses as they shall appear upon the stock books of the Corporation, at least 30 calendar days prior to the applicable record or effective date hereinafter specified, a notice stating (I) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, rights or warrants, or if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such dividend, distribution, redemption, rights or warrants are to be determined, or (II) the date on which such reclassification, consolidation, merger, sale or transfer is expected by the Corporation to become effective or close, and the date as of which it is expected that holders of Common Stock of record shall be

                                    A -10 -


entitled to exchange their shares of Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale or transfer.

         (d) If at any time conditions shall arise by reason of action taken by the Corporation which in the opinion of the Board of Directors are not adequately covered by the other provisions hereof and which would materially and adversely affect the rights of the Holders (different than or distinguished from the effect generally on rights of holders of any class of the Corporation's capital stock), or if at any time any such conditions are expected by the Corporation to arise by reason of any action contemplated by the Corporation, the Corporation shall mail a written notice briefly describing the action contemplated and the material adverse effects of such action on the rights of the Holders at least 30 calendar days prior to the effective date of such action, and an Appraiser selected by the Corporation and reasonably acceptable to the Holders of a majority in interest of the Series A Preferred Stock then outstanding shall give its opinion as to the adjustment, if any (not inconsistent with the standards established in this Section 5), of the Conversion Price (including, if necessary, any adjustment as to the securities into which shares of Series A Preferred Stock may thereafter be convertible) and any distribution which is or would be required to preserve without diluting the rights of the Holders. To the extent permitted by applicable law and stock exchange or Nasdaq rules, the Corporation shall make the adjustment recommended forthwith upon the receipt of such opinion or the taking of any such action contemplated, as the case may be; provided, however, that no such adjustment of the Conversion Price shall be made which in the opinion of the Appraiser would result in an increase of the Conversion Price to more than the Conversion Price then in effect.

         (e) The Corporation shall at all times reserve and keep available out of its authorized and unissued Common Stock, solely for the purpose of issuance in payment of dividends upon, and upon conversion of, the Series A Preferred Stock as herein provided, free from preemptive rights or any other actual or contingent purchase rights of Persons other than the Holders (in their capacity as Holders), not less than the number of shares of Common Stock as shall be issuable (taking into account the adjustments and restrictions of Section 5(c)) in payment of dividends upon, or upon the conversion of, all outstanding shares of Series A Preferred Stock assuming the payment of all future dividends in shares of Common Stock in accordance with the terms hereof. All shares of Common Stock that shall be so issuable shall, upon issue, be duly authorized, validly issued and fully paid and non-assessable. At such time as the Corporation would be, if a notice of conversion were to be delivered on such date, precluded from converting the then outstanding Series A Preferred Stock by reason of an insufficient number of authorized shares of Common Stock then being authorized for issuance, the Corporation shall promptly prepare and mail to the shareholders of the Corporation proxy materials requesting authorization to amend the Corporation's Certificate of Incorporation to increase the number of shares of Common Stock which the Corporation is authorized to issue to at least a number of shares equal to the sum of (i) all shares of Common Stock then outstanding, (ii) the number of shares of Common Stock issuable on account of all outstanding warrants, options and convertible securities (other than the Series A Preferred Stock) and on account of all shares reserved under any stock option, stock purchase or similar plan or agreement, and (iii) the number of shares of Common Stock as would then be issuable in payment of dividends upon, and upon conversion in full of, the Series A Preferred Stock, assuming the payment of all future dividends in shares of Common Stock in accordance with the terms hereof. In connection therewith, the Corporation shall use reasonable efforts to cause its Board of Directors to (i) adopt

                                    A -11 -


proper resolutions authorizing such increase, (ii) recommend to and otherwise use its reasonable best efforts to promptly and duly obtain shareholder approval to carry out such resolutions (and hold a special meeting of the shareholders no later than the 60th day after delivery of the proxy materials to the shareholders relating to such meeting), and (iii) within five Trading Days of obtaining such shareholder authorization, file an appropriate amendment to the Corporation's Certificate of Incorporation to evidence such increase.

         (f) Upon a conversion hereunder, the Corporation shall not be required to issue certificates representing fractions of shares of Common Stock, but may, to the extent permitted by applicable law, make a cash payment in respect of any final fraction of a share based on the Five Day Average Market Price as at the applicable Conversion Date.

         (g) The issuance of certificates for shares of Common Stock upon conversion of Series A Preferred Stock shall be made without charge to the Holders thereof for any documentary stamp or similar taxes that may be payable in respect of the issue or delivery of such certificates; provided, however, that the Corporation shall not be required to pay any tax that may be payable in respect of any transfer involved in the issuance and delivery of any such certificate upon conversion in a name other than that of the Holder of such shares of Series A Preferred Stock so converted, and that the Corporation shall not be required to issue or deliver such certificates unless or until the Person or Persons requesting the issuance thereof shall have paid to the Corporation the amount of any such tax or shall have established to the satisfaction of the Corporation that any such tax has been paid.

         (h) Shares of Series A Preferred Stock converted into Common Stock shall be canceled and shall have the status of authorized but unissued shares of undesignated Preferred Stock.

         (i) Except as may otherwise be required by applicable law, any and all notices or other communications or deliveries to be provided by the Holders hereunder, including, without limitation, any Conversion Notice, shall be in writing and delivered personally, transmitted by facsimile, sent by a nationally recognized overnight courier service or sent by certified or registered mail, postage prepaid, addressed to the attention of the President of the Corporation, with a copy to the Corporation's General Counsel (provided that the failure to send a copy of such notice to the Corporation's General Counsel shall not affect the validity of such notice), at the facsimile telephone number or address of the principal place of business of the Corporation as set forth in the Purchase Agreement, or at such other facsimile number or address as the Corporation may notify the Holders in writing from time to time. Except as otherwise specifically provided herein, any and all notices or other communications or deliveries to be provided by the Corporation hereunder shall be delivered in accordance with the provisions of the Purchase Agreement and deemed given on the date or time provided therein.

         Section 6. Optional Conversion. If at any time (the "225% DATE") after the One Year Date (a) the Per Share Market Value for at least 30 consecutive Trading Days (provided, however, that, for purposes of such calculation, at the option of the Corporation, any Trading Day during such 30-Trading-Day period on which a Holder sets the last closing bid price on the

                                    A -12 -


Common Stock shall not be used in such calculation, in which case the first Trading Day preceding such 30-Trading-Day period on which no Holder set the last closing bid price on the Common Stock shall be used for determining such calculation) is greater than 225% of the then effective Conversion Price (as adjusted in accordance with Section 5(c)), and (b) the average daily trading volume of the Common Stock on the Nasdaq National Market (or such other stock exchange or quotation system on which the shares of Common Stock are listed or quoted) for such 30 consecutive Trading Days exceeds 100,000 shares (as adjusted in accordance with Section 5(c)), then the Corporation shall, at its option, have the right to cause the conversion of all, but not less than all, of the then outstanding shares of Series A Preferred Stock into Common Stock in accordance with the terms of this Certificate of Designations at the Conversion Price in effect on the date of the 225% Conversion Notice. If the Corporation elects to cause such a conversion, it shall, within 15 days after the 225% Date, give written notice (the "225% CONVERSION NOTICE") to the Holders of its intent to cause the conversion of the Series A Preferred Stock on the date which is 30 days subsequent to the date of the 225% Conversion Notice (the "225% CONVERSION DATE"); provided, however, that no such conversion shall be permitted unless at the time of the delivery of the 225% Conversion Notice and on the 225% Conversion Date, (x) the shares of Common Stock which would be issuable upon conversion of the Series A Preferred Stock are designated for quotation or listed for trading on the Nasdaq National Market, the New York Stock Exchange or the American Stock Exchange, and (y) the Corporation has duly reserved for issuance the shares of Common Stock which would be issuable upon such conversion.

         Section 7. Protective Provisions. So long as any shares of Series A Preferred Stock shall remain outstanding, except as otherwise provided herein or by applicable law, the Corporation shall not, without first obtaining the approval of the Holders of at least two-thirds of the then outstanding shares of Series A Preferred Stock:

         (a) alter or change the rights, preferences or privileges of the Series A Preferred Stock so as to affect adversely the Series A Preferred Stock as a class; provided, however, that neither the designation, creation or issuance of any Junior Stock or Parity Stock shall be deemed to affect adversely the Series A Preferred Stock as a class;

         (b) create any new class or series of capital stock having a preference over the Series A Preferred Stock as to redemption, conversion, the payment of dividends or distribution of assets upon a Liquidation Event or any other liquidation, dissolution or winding up of the Corporation;

         (c) increase the authorized number of shares of Series A Preferred Stock; or

         (d) issue any shares of Series A Preferred Stock.

         Section 8. Definitions. For the purposes hereof, the following terms shall have the following meanings:

         "APPRAISER" shall have the meaning set forth in Section 5(c)(iii).

         "CERTIFICATE OF INCORPORATION" shall have the meaning set forth in the resolution creating the Series A Preferred Stock.

         "COMMENCEMENT DATE" means June 15, 2000.

                                    A -13 -


         "COMMON STOCK" means the common stock, $.01 par value per share, of the Corporation, and any stock of any other class into which such shares may hereafter have been reclassified or changed.

         "COMMON STOCK DIVIDEND NOTICE" shall have the meaning set forth in
Section 2(a)(i).

         "CONVERSION DATE" shall have the meaning set forth in Section 5(a)(i).

         "CONVERSION NOTICE" shall have the meaning set forth in Section
5(a)(i).

         "CONVERSION PRICE" shall have the meaning set forth in Section 5(c)(i).

         "CONVERSION RATIO" with respect to a share of Series A Preferred Stock means, at any time, a fraction, the numerator of which is the Stated Value of such share, and the denominator of which is the Conversion Price as at such time.

         "CORPORATION" shall have the meaning set forth in the introduction to this Certificate of Designations.

         "DIVIDEND PAYMENT DATE" shall mean March 31, June 30, September 30 and December 31 of each year, commencing on September 30, 2000, and each Conversion Date.

         "FIVE DAY AVERAGE MARKET PRICE" as at any date shall mean the average Per Share Market Value for the five Trading Days immediately preceding, but not including, such date; provided, however, that, at the option of the Corporation, any Trading Day during such five-Trading-Day period on which a Holder sets the last closing bid price on the Common Stock shall not be used for determining the Five Day Average Market Price, in which case the first Trading Day preceding such five-Trading-Day period on which no Holder set the last closing bid price on the Common Stock shall be used for determining the Five Day Average Market Price.

         "HOLDER" or "HOLDERS" shall have the meaning set forth in Section 1.

         "JUNIOR SECURITIES" means the Common Stock and all other equity securities of the Corporation, other than Series A Preferred Stock and Parity Stock, if any.

         "LIQUIDATION" shall have the meaning set forth in Section 4.

         "ONE YEAR DATE" shall have the meaning set forth in Section 5(c)(i).

         "ONE YEAR RESET PRICE" shall have the meaning set forth in Section 5(c)(i).

         "PARITY STOCK" means any capital stock of the Corporation that ranks on parity with the Series A Preferred Stock as to redemption, conversion, the payment of dividends or distribution of assets upon a Liquidation Event or any other liquidation, dissolution or winding up of the Corporation.

                                    A -14 -


                  "PER SHARE MARKET VALUE" as at any particular date means (a) the closing bid price per share of the Common Stock on such date on the Nasdaq National Market or other principal stock exchange or quotation system on which the Common Stock is then listed or quoted or, if there is no such price as at such date, then the closing bid price on such exchange or quotation system as at the date nearest preceding such date, or (b) if the Common Stock is not listed or quoted then on the Nasdaq National Market or any other national securities exchange or quotation system, the closing bid price for a share of Common Stock in the over-the-counter market, as reported by the OTC Bulletin Board or in the National Quotation Bureau Incorporated (or any similar organization or agency succeeding to its functions of reporting prices) as at the close of business on such date, or (c) if the Common Stock is not then reported by the National Quotation Bureau Incorporated (or any similar organization or agency succeeding to its functions of reporting prices), then the average of the "Pink Sheet" bid quotes for the relevant day, as determined in good faith by the Holder, or (d) if the Common Stock is not then publicly traded, the fair market value of a share of Common Stock on such date as determined by an Appraiser selected in good faith by the Corporation and reasonably acceptable to Holders of a majority in interest of the shares of the Series A Preferred Stock then outstanding.

                  "PERSON" means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

                  "PURCHASE AGREEMENT" means the Purchase Agreement, dated as of June 15, 2000, by and between the Corporation and PSINet Inc., a New York corporation, a copy of which is available for inspection at the principal corporate office of the Corporation.

                  "REGISTRATION RIGHTS AGREEMENT" means the Registration Rights Agreement, dated as of June 15, 2000 by and among the Corporation and the original Holders of the Series A Preferred Stock, a copy of which is available for inspection at the principal corporate office of the Corporation.

                  "RULE 4460" shall have the meaning set forth in Section 5(a)(ii).

                  "SECURITIES ACT" means the Securities Act of 1933, as amended.

                  "SERIES A PREFERRED STOCK" shall have the meaning set forth in
Section 1.

                  "SERIES A PREFERRED STOCK DIRECTORS" shall have the meaning set forth in Section 2(a)(ii).

                  "STATED VALUE" shall have the meaning set forth in Section 1.

                  "TRADING DAY" means (a) a day on which the Common Stock is traded on the Nasdaq National Market or other principal stock exchange or quotation system on which the Common Stock is then listed or quoted, or (b) if the Common Stock is not listed or quoted on the Nasdaq National Market or any other national securities exchange or quotation system, a day on which the Common Stock is traded in the over-the-counter market, as reported by the OTC Bulletin Board, or (c) if the Common Stock is not quoted on the OTC Bulletin Board, a day on which the Common Stock is quoted in the over-the-counter market as reported by the National

                                    A -15 -


Quotation Bureau Incorporated (or any similar organization or agency succeeding to its functions of reporting prices).

                  "THREE YEAR DATE" shall have the meaning set forth in Section 5(c)(i).

                  "THREE YEAR RESET PRICE" shall have the meaning set forth in
Section 5(c)(i).

                  "TWO YEAR DATE" shall have the meaning set forth in Section 5(c)(i).

                  "TWO YEAR RESET PRICE" shall have the meaning set forth in
Section 5(c)(i).

                  "225% DATE" shall have the meaning set forth in Section 6.

                  "225% CONVERSION DATE" shall have the meaning set forth in
Section 6.

                  "225% CONVERSION NOTICE" shall have the meaning set forth in
Section 6.

                  Section 9. Tax Withholding. Notwithstanding any provision hereof to the contrary, all payments, distributions or transfers in respect of the Series A Preferred Stock shall be subject to such withholdings as may be required by applicable law.

                                    A -16 -


         IN WITNESS WHEREOF, Xpedior Incorporated has caused this Certificate to be executed by David N. Campbell, its President and Chief Executive Officer, as of this ___ day of _______, 2000.



                                                     XPEDIOR INCORPORATED



                                                     By: ______________________
                                                        Name:
                                                        Title:

                                    EXHIBIT A

                              NOTICE OF CONVERSION
                            AT THE ELECTION OF HOLDER


(To be executed by the registered Holder in order to convert shares of Series A 8-1/2%
Cumulative Convertible Preferred Stock)

The undersigned hereby elects to convert the number of shares of Series A 8-1/2% Cumulative Convertible Preferred Stock of Xpedior Incorporated (the "CORPORATION") indicated below, into the number of shares of the Corporation's common stock, par value $.01 per share (the "COMMON STOCK"), indicated below, as of the date written below. If shares are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto, if any, and is delivering herewith such certificates and opinions as reasonably requested by the Corporation in connection therewith. No fee will be charged to the Holder for any conversion, except for such transfer taxes, if any.

Conversion calculations:

________________________________________________________________________________
                            Date to Effect Conversion

________________________________________________________________________________
                 Number of shares of Series A 8-1/2% Cumulative
                  Convertible Preferred Stock to be Converted

________________________________________________________________________________
                  Number of shares of Common Stock to be Issued

________________________________________________________________________________
                           Applicable Conversion Price





                                            ____________________________________
                                            Signature

                                            ____________________________________
                                            Name

                                            ____________________________________
                                            Address

                                   CERTIFICATE
                                     OF THE
                            DESIGNATIONS, PREFERENCES
                      AND RELATIVE, PARTICIPATING, OPTIONAL
                          AND OTHER SPECIAL RIGHTS AND
                  QUALIFICATIONS, LIMITATIONS AND RESTRICTIONS
                                     OF THE
             SERIES A 8-1/2% CUMULATIVE CONVERTIBLE PREFERRED STOCK
                                       OF
                              XPEDIOR INCORPORATED






                                    FILED BY:

                                  Ropes & Gray
                             One International Place
                           Boston, Massachusetts 02110

                                                                       EXHIBIT B


                                    AGREEMENT


         This AGREEMENT (this "AGREEMENT"), dated as of September 12, 2000, is entered into by and among PSINet INC., a New York corporation ("PSINET"), PSINet CONSULTING SOLUTIONS HOLDINGS, INC., a Delaware corporation formerly known as Metamor Worldwide, Inc. ("PSINet Consulting") and XPEDIOR INCORPORATED, a Delaware corporation ("XPEDIOR").

         WHEREAS, pursuant to that certain Agreement and Plan of Merger dated as of March 21, 2000 by and among PSINet, PSINet Consulting and PSINet Shelf IV Inc., PSINet Consulting acquired all of the issued and outstanding shares of capital stock of PSINet Consulting;

         WHEREAS, PSINet Consulting owns approximately 80% of the issued and outstanding capital stock of Xpedior;

         WHEREAS, PSINet Consulting and Xpedior have approved an amendment (the "Charter Amendment") to the Xpedior Certificate of Incorporation to eliminate Article Thirteenth, which prohibits Xpedior, for so long as PSINet Consulting is the holder of record of a majority of the voting stock of Xpedior on a per vote basis, from issuing or selling any Xpedior capital stock, other than shares issued pursuant to the Xpedior Stock Incentive Plan, without the consent of the holders of a majority of the voting stock of Xpedior;

         WHEREAS, the Charter Amendment will automatically become effective 20 days after the mailing of an information statement to the stockholders of Xpedior describing the Charter Amendment and prepared in accordance with Regulation 14C of the Securities Exchange Act of 1934, as amended (such effective date, the "Effectiveness Date"); and

         WHEREAS, in connection with the Charter Amendment, PSINet, PSINet Consulting and Xpedior wish to enter into this Agreement relating to the issuance of capital stock by Xpedior from time to time;

         NOW, THEREFORE, in consideration of the foregoing premises and other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

         1. Prohibition Against Issuance of Xpedior Securities.

            Except as expressly otherwise provided in Section 2 of this Agreement, from and after the date hereof, Xpedior shall not, without the prior written consent of PSINet, (a) issue, deliver, sell or grant (i) any shares of capital stock of Xpedior, (ii) any security convertible into or exchangeable for any shares of capital stock of Xpedior, or (iii) any option, conversion right, exchange right or warrant obligating Xpedior to issue, deliver, sell or grant any shares of capital stock of Xpedior, or (b) enter into any other agreement or commitment of any nature whatsoever obligating Xpedior to issue, deliver, sell or grant any shares of capital stock of Xpedior.

         2. Exceptions to Prohibition Against Issuance of Xpedior Securities.

            The restrictions set forth in Section 1 of this Agreement shall not apply under the following circumstances:

            (a) Xpedior may issue shares of common stock of Xpedior in partial or complete satisfaction of Xpedior's obligation to pay the purchase price in one or more "Qualified Acquisitions." For purposes of this Agreement, the term "Qualified Acquisition" will mean the acquisition by Xpedior, with the prior approval of the Board of Directors of Xpedior, of (i) all of

                                     B -2 -


the outstanding capital stock of a company, (ii) all or substantially all of the assets of a company, or (iii) a discreet division or line of business of a company. Notwithstanding the foregoing, Xpedior shall not, without the prior written consent of PSINet, issue shares of common stock of Xpedior having an aggregate value (as determined by reference to the average closing price of a share of common stock of Xpedior for the five trading days ending on the last trading day prior to the issuance of the stock being valued) in excess of US$5,000,000 per Qualified Acquisition or US$25,000,000 in the aggregate for all such Qualified Acquisitions. In no event shall Xpedior issue, deliver, sell or grant any share of common stock of Xpedior in exchange for consideration having a value less than the average closing price of a share of common stock of Xpedior for the five trading days ending on the last trading day prior to the issuance of the stock being valued.

            (b) Xpedior may issue, deliver, sell and/or grant shares of common stock of Xpedior or options to purchase shares of common stock of Xpedior pursuant to and in accordance with Xpedior's Stock Incentive Plan.

            (c) Xpedior may issue, deliver, sell and/or grant up to 2,000,000 shares of common stock of Xpedior or options to purchase shares of common stock of Xpedior pursuant to and in accordance with the terms of an Xpedior employee stock purchase plan approved by the Board of Directors of Xpedior.

         3. Termination.

            This Agreement shall automatically terminate on the first date upon which PSINet is not the direct or indirect holder of record of a majority of the outstanding voting stock of Xpedior entitled to vote generally in the election of directors calculated on a per vote basis.

         4. General Provisions

            (a) This Agreement contains the entire agreement of the parties with respect to the subject matter hereof and supersedes all prior agreements and understandings, oral or written, with respect thereto. This Agreement may be amended only by a written instrument signed by the parties hereto. No provision of this Agreement may be waived without a written instrument signed by the waiving party. The failure of any party to insist, in any one or more instances, on performance of any of the terms or conditions of this Agreement will not be construed as a waiver or relinquishment of any rights granted hereunder or of the future performance of any such term, covenant or condition, and the obligations of the parties with respect thereto shall continue in full force and effect.

            (b) This Agreement may be executed in two or more counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument. A facsimile copy of an original signature shall be deemed an original signature.

            (c) This Agreement shall inure to the benefit of, and be binding upon, the parties hereto and their respective successors in interest and permitted assigns. Neither this Agreement nor any of the rights or obligations hereunder (or under any document delivered pursuant hereto) may be assigned by a party hereto without the prior written consent of the other parties.

                                     B -3 -


            (d) This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without reference to any conflict or choice of laws, rules or principles.

            (e) Each party represents and acknowledges that, in the negotiation and drafting of this Agreement, it has been represented and relied upon the advice of counsel of its choice. Each party hereby affirms that its counsel has had a substantial role in the drafting and negotiation of this Agreement. Therefore, each party agrees that no rule of construction to the effect that any ambiguities are to be resolved against the drafter shall be employed in the interpretation of this Agreement.

                                     B -4 -


         IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the date first above written.


                                      PSINET INC.



                                      By: /s/ Kathleen B. Horne
                                          --------------------------------------
                                      Name: Kathleen B. Horne
                                      Title: Senior Vice President



                                      PSINET CONSULTING SOLUTIONS HOLDINGS, INC.



                                      By: /s/ Margaret G. Reed
                                          --------------------------------------
                                      Name: Margaret G. Reed
                                      Title: Senior Vice President



                                      XPEDIOR INCORPORATED



                                      By: /s/ Caesar J. Belbel
                                          --------------------------------------
                                      Name: Caesar J. Belbel
                                      Title: Senior Vice President

                                                                       EXHIBIT C

                              XPEDIOR INCORPORATED
                          EMPLOYEE STOCK PURCHASE PLAN


1. PURPOSE. The XPEDIOR INCORPORATED EMPLOYEE STOCK PURCHASE PLAN (the "Plan") is intended to provide an incentive for employees of XPEDIOR INCORPORATED, a Delaware corporation (the "Company") and its participating subsidiaries (as defined in Paragraph 4) to acquire or increase a proprietary interest in the Company through the purchase of shares of the Company's common stock, and to encourage eligible employees to remain in the employ of the Company and its participating subsidiaries. The Plan is intended to constitute an "employee stock purchase plan" within the meaning of Section 423 (b) of the Internal Revenue Code of 1986, as amended (the "Code"). The provisions of the Plan shall, accordingly, be construed so as to extend and limit participation in the Plan in a manner consistent with the requirements of that section of the Code.


         2.       DEFINITIONS AND CONSTRUCTION.

                  2.1 DEFINITIONS. Where the following words and phrases are used in the Plan, they shall have the respective meanings set forth below, unless the context clearly indicates to the contrary:

         (i)      "BOARD" means the Board of Directors of the Company.

         (ii)     "CODE" means the Internal Revenue Code of 1986, as amended.

         (iii) "COMMITTEE" means a committee appointed from time to time by the Board to administer the Plan as provided in Paragraph 3 and constituted so as to permit the Plan to comply with Rule 16b-3, as currently in effect or as hereafter modified, promulgated under the Securities Exchange Act of 1934, as amended.

         (iv)     "COMPANY" means Xpedior Incorporated, a Delaware corporation.

         (v)      "DATE OF EXERCISE" means the last day of each Option Period.

         (vi) "DATE OF GRANT" means August 1, 2000, and, thereafter, the first day of each successive October, January, April and July.

         (vii) "ELIGIBLE COMPENSATION" means regular straight-time earnings or base salary, plus overtime pay, incentive compensation, bonuses, and commissions.

         (viii) "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

         (ix) "OPTION PERIOD" means the three-month period beginning on each Date of Grant.

         (x) "OPTION PRICE" shall have the meaning assigned to such term in Paragraph 8.2.

         (xi) "PARTICIPATING COMPANY" means any present or future parent or subsidiary corporation of the Company that participates in the Plan pursuant to Paragraph 4.

         (xii) "PLAN" means this Xpedior Incorporated Employee Stock Purchase Plan, as amended from time to time.

         (xiii) "RESTRICTION PERIOD" means the period of time, if any, during which shares of Stock acquired by a participant in the Plan may not be sold, assigned, pledged, exchanged, hypothecated, or otherwise transferred, encumbered, or disposed of by such participant as provided in Paragraph 8.4.

         (xiv) "STOCK" means the shares of the Company's Common Stock, par value $.01 per share.

                  2.2 NUMBER AND GENDER. Wherever appropriate herein, words used in the singular shall be considered to include the plural, and words used in the plural shall be considered to include the singular. The masculine gender, where appearing in the Plan, shall be deemed to include the feminine gender.

                  2.3 HEADINGS. The headings and subheadings in the Plan are included solely for convenience, and, if there is any conflict between such headings or subheadings and the text of the Plan, the text shall control.

                  2.4 SEVERABILITY. If any provision of the Plan shall be held illegal or invalid for any reason, said illegality or invalidity shall not affect the remaining provisions hereof; instead, each provision shall be fully severable, and the Plan shall be construed and enforced as if said illegal or invalid provision had never been included herein.

                  2.5 GOVERNING LAW. All provisions of the Plan shall be construed in accordance with the laws of the state of Delaware, except to the extent preempted by federal law.

                  2.6 SECTION 423 OF THE CODE. The Plan is intended to qualify as an "employee stock purchase plan" under Section 423 of the Code. The provisions of the Plan shall be construed in a manner consistent with the requirements of that section of the Code.

         3. ADMINISTRATION OF THE PLAN. The Plan shall be administered by the Committee, the members of which shall be appointed from time to time by the Board. Each member of the Committee shall serve for a term commencing on a date specified by the Board and continuing until he dies, resigns, or is removed from office by the Board. Subject to the provisions of the Plan, the Committee shall interpret the Plan and all options granted under the Plan, make such rules as it deems necessary for the proper administration of the Plan, and make all other determinations necessary or advisable for the administration of the Plan. In addition, the Committee shall correct any defect or supply any omission or reconcile any inconsistency in the Plan, or in any option granted under the Plan, in the manner and to the extent that the Committee deems desirable to carry the Plan or any option into effect. The Committee shall, in its sole discretion, make such decisions or determinations and take such actions, and all such decisions, determinations, and actions taken or made by the Committee pursuant to this and the other Paragraphs of the Plan shall be conclusive on all parties. The Committee shall not be liable for any decision, determination, or action taken in good faith in connection with the administration of the Plan. The Committee shall have the authority to delegate routine day-to-day administration of the Plan to such officers and employees of the Company as the Committee deems appropriate.

         4. PARTICIPATING COMPANIES. The Committee may from time to time designate any present or future parent or subsidiary corporation of the Company that is eligible by law to participate in the Plan as a Participating Company. The terms of the Plan may be modified as applied to a Participating Company only to the extent permitted under Section 423 of the Code. Transfer of employment among the Company and Participating Companies (and among any other parent or subsidiary corporation of the Company) shall not be considered a termination of employment hereunder. Any Participating Company may, by appropriate action of its Board of Directors, terminate its participation in the Plan. Moreover, the Committee may, in its discretion, terminate a Participating Company's Plan participation at any time.

         5. ELIGIBILITY TO PARTICIPATE. Subject to the provisions hereof, all employees of the Company and the Participating Companies who are employed by the Company or any Participating Company as of a Date of Grant shall be eligible to participate in the Plan. The preceding notwithstanding, no option shall be granted to an employee if such employee, immediately after the option is granted, owns stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or of its parent or subsidiary corporations (within the meaning of Sections 423(b)(3) and 424(d) of the Code).

         6. STOCK SUBJECT TO THE PLAN. Subject to the provisions of Paragraph 13 hereof, the aggregate number of shares which may be sold pursuant to options granted under the Plan shall not exceed 2,000,000 shares of the authorized Stock, which shares may be unissued shares or reacquired shares, including shares bought on the market or otherwise for purposes of the Plan. Should any option granted under the Plan expire or terminate prior to its exercise in full, the shares theretofore subject to such option may again be subject to an option granted under the Plan. Any shares that are not subject to outstanding options upon the termination of the Plan shall cease to be subject to the Plan.

         7.       GRANT OF OPTIONS.

                  7.1 IN GENERAL. Following the effective date of the Plan and continuing while the Plan remains in force, the Company shall offer options under the Plan to purchase shares of Stock to all eligible employees who elect to participate in the Plan. Except as otherwise determined by the Committee, these options shall be granted on each Date of Grant. Except as provided in Paragraph 14, the term of each option shall be for three months, which shall begin on the Date of Grant and end on the last day of such three-month period. Subject to Subparagraph 7.4, the number of shares of Stock subject to an option for a participant shall be equal to the quotient of (i) the aggregate payroll deductions withheld on behalf of such participant during the Option Period in accordance with Subparagraph 7.2, divided by (ii) the Option Price of the Stock applicable to the Option Period, including fractions.

                  7.2 ELECTION TO PARTICIPATE; PAYROLL DEDUCTION AUTHORIZATION. Except as provided in Subparagraph 7.6, each eligible employee may elect to participate in the Plan by delivering to the Company, within the time period prescribed by the Committee, a written payroll deduction authorization in a form prepared by the Company, whereby such employee gives notice of his election to participate in the Plan as of the next following Date of Grant, and whereby such employee designates an integral percentage of his Eligible Compensation to be deducted from his compensation for each pay period and paid into the Plan for his account. The designated percentage may not be less than 1% nor exceed 15% of Eligible Compensation. An eligible employee may participate in the Plan only by means of payroll deduction.

                  7.3 CHANGES IN PAYROLL AUTHORIZATION. The payroll deduction authorization referred to in Subparagraph 7.2 may not be changed during the Option Period. However, a participant may withdraw from the Plan as provided in Paragraph 9.

                  7.4 $25,000 LIMITATION. No employee shall be granted any option under the Plan that permits his rights to purchase Stock under the Plan and under all other employee stock purchase plans of the Company and its parent and subsidiary corporations to accrue at a rate which exceeds $25,000 of fair market value of Stock (determined at the time such option is granted) for each calendar year in which such option is outstanding at any time (within the meaning of Section 423(b)(8) of the Code). Any payroll deductions in excess of the amount specified in the foregoing sentence shall be returned to the participant as soon as administratively feasible after the next following Date of Exercise.

                  7.5 LEAVES OF ABSENCE. During a paid leave of absence approved by the Company and meeting the requirements of Treasury Regulation Section 1.421-7(h)(2), a participant's elected payroll deductions shall continue. A participant may not contribute to the Plan during an unpaid leave of absence. If a participant takes an unpaid leave of absence that is approved by the Company and meets the requirements of Treasury Regulation Section 1.421-7(h)(2), then such participant's payroll deductions for such Option Period that were made prior to such leave may remain in the Plan and be used to purchase Stock under the Plan on the Date of Exercise relating to such Option Period. If a participant takes a leave of absence that is not described in the first or third sentence of this Subparagraph 7.5, then he shall be considered to have withdrawn from the Plan pursuant to the provisions of Paragraph 9 hereof. Furthermore, notwithstanding the preceding provisions of this Subparagraph 7.5, if a participant takes a leave of absence that is described in the first or third sentence of this Subparagraph 7.5 and such leave of absence exceeds 30 days, then he shall be considered to have withdrawn from the Plan pursuant to the provisions of Paragraph 9 hereof on the 31st day of such leave of absence.

                  7.6 CONTINUING ELECTION. Subject to the limitation set forth in Subparagraph 7.4, a participant (i) who has elected to participate in the Plan pursuant to Subparagraph 7.2 as of a Date of Grant and (ii) who takes no action to change or revoke such election as of the next following Date of Grant and/or as of any subsequent Date of Grant prior to any such respective Date of Grant shall be deemed to have made the same election, including the same attendant payroll deduction authorization, for such next following and/or subsequent Date(s) of Grant as was in effect immediately prior to such respective Date of Grant. Payroll deductions that are limited by Subparagraph 7.4 shall recommence at the rate provided in such participant's payroll deduction authorization at the beginning of the first Option Period that is scheduled to end in the following calendar year, unless the participant changes the amount of his payroll deduction authorization pursuant to Paragraph 7, withdraws from the Plan as provided in Paragraph 9, or is terminated from participation in the Plan as provided in Paragraph 10.

         8.       EXERCISE OF OPTIONS.

                  8.1 GENERAL STATEMENT. Subject to the limitation set forth in Subparagraph 7.4, each participant in the Plan automatically, and without any act on his part, shall be deemed to have exercised his option on each Date of Exercise to the extent of his unused payroll deductions under the Plan and to the extent the issuance of Stock to such participant upon such exercise is lawful.

                  8.2 "OPTION PRICE" DEFINED. The term "Option Price" shall mean the per share price of Stock to be paid by each participant on each exercise of his option, which price shall be equal to 85% of the lesser of (i) the fair market value of the Stock on the Date of Exercise or (ii) the fair market value of the Stock on the Date of Grant. For all purposes under the Plan, the fair market value of a share of Stock on a particular date shall be equal to the closing price of the Stock on the NASDAQ National Market on that date (or, if no shares of Stock have been traded on that date, on the next regular business date on which shares of the Stock are so traded).

                  8.3 DELIVERY OF SHARE CERTIFICATES. As soon as practicable after each Date of Exercise, the Company shall deliver to a custodian selected by the Committee one or more certificates representing (or shall otherwise cause to be credited to the account of such custodian) the total number of whole shares of Stock respecting options exercised on such Date of Exercise in the aggregate (for both whole and fractional shares) of all of the participating employees hereunder. Any remaining amount representing a fractional share shall not be certificated (or otherwise so credited), and such remaining amount shall be paid in cash to the custodian. Such custodian shall keep accurate records of the beneficial interests of each participating employee in such shares by means of participant accounts under the Plan, and shall provide each eligible employee with quarterly or such other periodic statements with respect thereto as may be directed by the Committee. If the Company is required to obtain from any U.S. commission or agency authority to issue any such shares, the Company shall seek to obtain such authority. Inability of the Company to obtain from any commission or agency (whether U.S. or foreign) authority, which counsel for the Company deems necessary for the lawful issuance of any such shares, shall relieve the Company from liability to any participant in the Plan except to return to him the amount of his payroll deductions under the Plan that would have otherwise been used upon exercise of the relevant option.

                  8.4 RESTRICTIONS ON TRANSFER. The Committee may from time to time specify with respect to a particular grant of options a Restriction Period that shall apply to the shares of Stock acquired pursuant to such options. In the event the Committee has specified that a Restriction Period will apply with respect to a particular grant of options, unless another Restriction Period is specified by the Committee, the Restriction Period applicable to shares of Stock acquired pursuant to such grant shall be a period of six months after the Date of Exercise of the options pursuant to which such shares were acquired. Except as hereinafter provided, during the Restriction Period applicable to shares of Stock acquired under the Plan, such shares may not be sold, assigned, pledged, exchanged, hypothecated, or otherwise transferred, encumbered, or disposed of by the participant who has purchased such shares; provided, however, that such Restriction shall not apply to the transfer, exchange, or conversion of such shares of Stock pursuant to a merger, consolidation, or other plan of reorganization of the Company, but the stock, securities, or other property (other than cash) received upon any such transfer, exchange or conversion shall also become subject to the same transfer restrictions applicable to the original shares of Stock, and shall be held by the custodian, pursuant to the provisions hereof. Upon the expiration of such Restriction Period, if any, the transfer restrictions set forth in this Subparagraph 8.4 shall cease to apply and the optionee may, pursuant to procedures established by the Committee and the custodian, direct the sale or distribution of some or all of the whole shares of Stock in his Company stock account that are not then subject to transfer restrictions and, in the event of a sale, request payment of the net proceeds from such sale. Further, upon the termination of the participant's employment with the Company and its parent or subsidiary corporations for any reason whatsoever, the transfer restrictions set forth in this Subparagraph 8.4 shall cease to apply and the custodian shall, upon the request of such participant, deliver to such participant a certificate issued in his name representing (or otherwise credit to an account of such participant) the aggregate whole number of shares of Stock in his Company stock account under the Plan. At the time of distribution of such shares, any fractional share in such Company stock account shall be converted to cash based on the fair market value of the Stock on the date of distribution and such cash shall be paid to the participant. The Committee may cause the Stock issued in connection with the exercise of options under the Plan to bear such legends or other appropriate restrictions, and the Committee may take such other actions, as it deems appropriate in order to reflect the transfer restrictions set forth in this Subparagraph 8.4 and to assure compliance with applicable laws.

         9.       WITHDRAWAL FROM THE PLAN.

                  9.1 GENERAL STATEMENT. Any participant may withdraw in whole from the Plan at any time prior to the Date of Exercise relating to a particular Option Period. Partial withdrawals shall not be permitted. A participant who wishes to withdraw from the Plan must timely deliver to the Company a notice of withdrawal in a form prepared by the Company. The Company, promptly following the time when the notice of withdrawal is delivered, shall refund to the participant the amount of his payroll deductions under the Plan which have not yet been otherwise returned to him or used upon exercise of options, and thereupon, automatically and without any further act on his part, his payroll deduction authorization and his interest in unexercised options under the Plan shall terminate.

                  9.2 ELIGIBILITY FOLLOWING WITHDRAWAL. A participant who withdraws from the Plan shall be eligible to participate again in the Plan upon expiration of the Option Period during which he withdrew (provided that he is otherwise eligible to participate in the Plan at such time in accordance with Paragraph 5 hereof).

         10.      TERMINATION OF EMPLOYMENT AND OF PARTICIPATION.

                  10.1 GENERAL STATEMENT. Except as provided in Subparagraph 10.2, if the employment of a participant terminates for any reason whatsoever, then his participation in the Plan automatically, and without any act on his part, shall terminate as of the date of the termination of his employment. The Company shall promptly refund to him the amount of his payroll deductions under the Plan which have not yet been otherwise returned to him or used upon exercise of options, and thereupon his interest in unexercised options under the Plan shall terminate.

                  10.2 TERMINATION BY RETIREMENT, DEATH, OR DISABILITY. If the employment of a participant terminates after such participant has attained age 65 or due to such participant's death or permanent and total disability (within the meaning of Section 22(e)(3) of the Code), then such participant, or such participant's personal representative, as applicable, shall have the right to elect either to:

                           (i) Withdraw all of such participant's accumulated
                  unused payroll deductions under the Plan; or

                           (ii) Exercise such participant's option for the
                  purchase of Stock on the last day of the Option Period during which termination of employment occurs for the purchase of the number of full shares of Stock that the accumulated payroll deductions at the date of such participant's termination of employment will purchase at the applicable Option Price

                  (subject to Subparagraph 7.4), with any excess payroll deduction amounts to be returned to such participant or such personal representative.

The participant or, if applicable, such personal representative, must make such election by giving written notice to the Committee at such time and in such manner as the Committee prescribes. In the event that no such written notice of election is timely received by the Committee, the participant or personal representative will automatically be deemed to have elected as set forth in Clause (ii) above, and promptly after the exercise so described in Clause (ii) above, all shares of Stock in such participant's account under the Plan shall be distributed to the participant or such personal representative.

         11. RESTRICTION UPON ASSIGNMENT OF OPTION. An option granted under the Plan shall not be transferable otherwise than by will or the laws of descent and distribution. Each option shall be exercisable, during his lifetime, only by the employee to whom such option is granted. The Company shall not recognize, and shall be under no duty to recognize, any assignment or purported assignment by an employee of his option or of any rights under his option or under the Plan.

         12. NO RIGHTS OF STOCKHOLDER UNTIL EXERCISE OF OPTION. With respect to shares of Stock subject to an option, an optionee shall not be deemed to be a stockholder, and he shall not have any of the rights or privileges of a stockholder, until such option has been exercised. With respect to an individual's Stock held by the custodian pursuant to Subparagraph 8.4, the custodian shall, as soon as practicable, pay the individual any cash dividends attributable thereto and shall, in accordance with procedures adopted by the custodian, facilitate the individual's voting rights attributable thereto.

         13. ADJUSTMENTS. Whenever any change is made in the Stock, by reason of a stock dividend or by reason of subdivision, stock split, reverse stock split, recapitalization, reorganization, combination, reclassification of shares, or other similar change, appropriate action will be taken by the Committee to adjust accordingly the number of shares subject to the Plan, the maximum number of shares that may be subject to any option, and the number and Option Price of shares subject to options outstanding under the Plan.

         14. MERGER, CONSOLIDATION, OR LIQUIDATION OF COMPANY. If the Company shall not be the surviving corporation in any merger or consolidation (or survives only as a subsidiary of another entity), or if the Company is to be dissolved or liquidated, then, unless a surviving corporation assumes or substitutes new options (within the meaning of Section 424(a) of the Code) for all options then outstanding, (i) the Date of Exercise for all options then outstanding shall be accelerated to a date fixed by the Committee prior to the effective date of such merger or consolidation or such dissolution or liquidation and (ii) upon such effective date, any unexercised options shall expire, and the Company promptly shall refund to each participant the amount of such participant's payroll deductions under the Plan that have not yet been returned to him or used upon exercise of options.

         15. USE OF FUNDS; NO INTEREST PAID. All funds received or held by the Company under the Plan shall be included in the general funds of the Company, free of any trust or other restriction, and may be used for any corporate purpose. No interest shall be paid to any participant.

         16. EFFECTIVE DATE AND TERM OF THE PLAN. The Plan shall be effective on August 1, 2000, provided the Plan is approved by the stockholders of the Company within twelve months of such date. Notwithstanding any provision in the Plan, no option granted under the Plan shall be exercisable prior to such stockholder approval, and, if the stockholders of the Company do not approve the Plan by the Date of Exercise of the first option granted hereunder, then the Plan will have no force and effect. Except with respect to options then outstanding, if not sooner terminated under the provisions of Paragraph 17, the Plan shall terminate upon, and no further payroll deductions shall be made and no further options shall be granted after July 31, 2010.

         17. AMENDMENT OR TERMINATION OF THE PLAN. The Board in its discretion may terminate the Plan at any time with respect to any Stock for which options have not theretofore been granted. The Board and the Committee shall each have the right to alter or amend the Plan or any part thereof from time to time; provided, however, that no change in any option theretofore granted may be made that would impair the rights of the optionee without the consent of such optionee.

         18. SECURITIES LAWS. The Company shall not be obligated to issue any Stock pursuant to any option granted under the Plan at any time when the offer, issuance, or sale of shares covered by such option has not been registered under the Securities Act of 1933, as amended, or does not comply with such other state, federal, or foreign laws, rules, or regulations, or the requirements of any stock exchange upon which the Stock may then be listed, as the Company or the Committee deems applicable and, in the opinion of legal counsel for the Company, there is no exemption from the requirements of such laws, rules, regulations, or requirements available for the offer, issuance, and sale of such shares. Furthermore, all Stock acquired pursuant to the Plan shall be subject to the Company's policies concerning compliance with securities laws and regulations, as such policies may be amended from time to time. The terms and conditions of options granted hereunder to, and the purchase of shares by, persons subject to Section 16 of the Exchange Act shall comply with any applicable provisions of Rule 16b-3 promulgated thereunder. As to such persons, the Plan shall be deemed to contain, and such options shall contain, and the shares issued upon exercise thereof shall be subject to, such additional conditions and restrictions as may be required from time to time by Rule 16b-3 to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

         19. NO RESTRICTION ON CORPORATE ACTION. Nothing contained in the Plan shall be construed to prevent the Company or any subsidiary from taking any corporate action that is deemed by the Company or such subsidiary to be appropriate or in its best interest, whether or not such action would have an adverse effect on the Plan or any option granted under the Plan. No employee, beneficiary, or other person shall have any claim against the Company or any subsidiary as a result of any such action.

         20.      MISCELLANEOUS PROVISIONS.

                  20.1 PARENT AND SUBSIDIARY CORPORATIONS. For all purposes of the Plan, a corporation shall be considered to be a parent or subsidiary corporation of the Company only if such corporation is a parent or subsidiary corporation of the Company within the meaning of Sections 424(e) and 424(f) of the Code.

                  20.2 NOT A CONTRACT OF EMPLOYMENT. The adoption and maintenance of the Plan shall not be deemed to be a contract between the Company or any Participating Company and any person or to be consideration for the employment of any person. Participation in the Plan at any given time shall not be deemed to create the right to participate in the Plan or in any other arrangement permitting an employee of the Company or any Participating Company to purchase Stock at a discount in the future. The rights and obligations under any participant's terms of employment with the Company or any Participating Company shall not be affected by participation in the Plan. Nothing herein contained shall be deemed to give any person the right to be retained in the employ of the Company or any Participating Company or to restrict the right of the Company or any Participating Company to discharge any person at any time, nor shall the Plan be deemed to give the Company or any Participating Company the right to require any person to remain in the employ of the Company or such Participating Company or to restrict any person's right to terminate his employment at any time. The Plan shall not afford any participant any additional right to compensation as a result of the termination of such participant's employment for any reason whatsoever.

                  20.3 COMPLIANCE WITH APPLICABLE LAWS. The Company's obligation to offer, issue, sell, or deliver Stock under the Plan is at all times subject to all approvals of and compliance with any governmental authorities (whether domestic or foreign) required in connection with the authorization, offer, issuance, sale, or delivery of Stock as well as all federal, state, local, and foreign laws. Without limiting the scope of the preceding sentence, and notwithstanding any other provision in the Plan, the Company shall not be obligated to grant options or to offer, issue, sell, or deliver Stock under the Plan to any employee who is a citizen or resident of a jurisdiction the laws of which, for reasons of its public policy, prohibit the Company from taking any such action with respect to such employee.